UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

FLUENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

FLUENT, INC.

300 Vesey Street, 9th Floor

New York, New York 10282

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 18, 2025

To our Stockholders:

The Annual Meeting (the “Meeting” or “Annual Meeting”) of Stockholders of Fluent, Inc. (“Fluent” or the “Company”) will be held on Wednesday, June 18, 2025, at 11:00 a.m. Eastern Time. The Annual Meeting will be completely virtual. You may attend the Meeting, submit questions, and vote your shares electronically during the Meeting via live webcast by visiting www.virtualshareholdermeeting.com/FLNT2025.

At the Meeting you will be asked to consider and to vote on the following proposals:

(1)	Elect seven directors ("Proposal 1");

(2)	Approve, on an advisory basis, the 2024 compensation of the Company’s named executive officers (Say-on-Pay) ("Proposal 2");

(3)	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (auditor ratification) ("Proposal 3");

(4)

Approve, for the purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), pre-funded warrants (the “November Pre-Funded Warrants”) issued pursuant to those certain securities purchase agreements dated as of November 29, 2024 (the “November Purchase Agreements”) to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof (“Proposal 4”);

(5)

Approve, for the purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), pre-funded warrants (the “March Pre-Funded Warrants”) issued pursuant to those certain securities purchase agreements dated as of March 19, 2025 (the “March Purchase Agreements” and together with the November Purchase Agreements, the “Purchase Agreements”) to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof (“Proposal 5”);

(6)

Approve, for the purposes of complying with Nasdaq Listing Rules 5635(b), 5635(c) and 5635(d), convertible subordinated promissory notes (the "Convertible Notes") issued pursuant to those certain securities purchase agreements dated as of August 19, 2024 (the “August Purchase Agreements”) to certain of the Company’s directors and/or officers and in certain cases affiliates of such persons, and a principal stockholder of the Company and the conversion of such notes into shares of the Company’s common stock in excess of the share cap on conversion and any future adjustments of the Conversion Price (as defined herein) of such notes (“Proposal 6”);

(7)

Approve an amendment to the Fluent, Inc. 2022 Omnibus Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved thereunder to 3,666,666 shares from 1,666,666 shares (the “Plan Amendment”) ("Proposal 7");

(8)

Approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals (the “Adjournment Proposal”); and

(9)	Transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS.

The record date for the Meeting is April 24, 2025. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting, or any adjournment or postponement thereof.

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 25, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on April 24, 2025, the record date for the Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a stockholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);
●	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;
●	Vote by phone by calling 1-800-690-6903; or
●	Vote online at the Annual Meeting at www.virtualshareholdermeeting.com/FLNT2025.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Annual Meeting will be a virtual meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting Vote online at the Annual Meeting at www.virtualshareholdermeeting.com/FLNT2025 and entering your 16-digit control number  (included on the Notice mailed to you).

You are cordially invited to participate in the Annual Meeting. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the Meeting. Whether or not you expect to attend the Annual Meeting, we urge you to take the time to vote your shares as promptly as possible to ensure your shares will be represented at the Meeting.

New York, New York April 25, 2025	By order of the Board of Directors, /s/ Donald Mathis Donald Mathis Chairman of the Board

Page
PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS	2
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING	6
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING	7
PROPOSAL 1 - ELECTION OF DIRECTORS	12
DIRECTOR COMPENSATION	17
BOARD MEETINGS AND COMMITTEES	18
PROPOSAL 2 - NON-BINDING ADVISORY VOTE (“SAY-ON-PAY”)	22
PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025	23
PROPOSAL 4 - APPROVAL OF THE ISSUANCE OF THE NOVEMBER PRE-FUNDED WARRANTS ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF	24
PROPOSAL 5 - APPROVAL OF THE ISSUANCE OF MARCH PRE-FUNDED WARRANTS ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF	26
PROPOSAL 6 - APPROVAL OF THE ISSUANCE AND CONVERSION OF THE CONVERTIBLE NOTES INTO SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP ON CONVERSION AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF SUCH NOTES ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS, AND IN CERTAIN CASES AFFILIATES OF SUCH PERSONS, AND A PRINCIPAL STOCKHOLDER OF THE COMPANY	28
PROPOSAL 7 - APPROVAL OF AN AMENDMENT TO THE FLUENT, INC. 2022 OMNIBUS EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER TO 3,666,666 SHARES FROM 1,666,666 SHARES	30
PROPOSAL 8 - APPROVAL OF THE ADJOURNMENT PROPOSAL	38
REPORT OF THE AUDIT COMMITTEE	38
MANAGEMENT	39
EXECUTIVE COMPENSATION	40
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	45
HOUSEHOLDING	46
OTHER MATTERS	46
APPENDIX A – AMENDMENT NO. 1 TO FLUENT, INC. 2022 OMNIBUS EQUITY INCENTIVE PLAN

FLUENT, INC.

300 Vesey Street, 9th Floor

New York, New York 10282

PROXY STATEMENT

Annual Meeting of Stockholders

To be held on June 18, 2025

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Fluent, Inc. of the proxies to be voted at our 2025 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) and at any and all postponements or adjournments thereof. The Meeting will be held on Wednesday, June 18, 2025, at 11:00 a.m., Eastern Time. The Meeting will be held virtually via live webcast, which you may attend by visiting www.virtualshareholdermeeting.com/FLNT2025.  In this proxy statement, Fluent, Inc. is referred to as “Fluent,” the “Company,” “we,” “our,” or “us.”

The Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting our Annual Meeting virtually, as we have done in the past, would be in the best interests of our stockholders and employees and enable improved communication and greater stockholder attendance and participation from any location. There will not be a physical meeting location and you will not be able to attend in person.

On or about April 25, 2025, we will begin mailing a Notice to our stockholders (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ending December 31, 2024 (the “2024 Annual Report”), and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on the record date, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FLNT2025 and logging in by entering the 16-digit control number found in the Notice or other materials provided to you, as applicable. If you have lost your 16-digit control number or are not a stockholder, you will be able to attend the Meeting by visiting www.virtualshareholdermeeting.com/FLNT2025 and registering as a guest. If you enter the Meeting as a guest, you will not be able to vote your shares or submit questions during the Meeting.

We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the virtual Meeting to vote your shares. Instead, you may vote by proxy, via the Internet, by telephone, or by mail by following the instructions on the proxy card if you requested to receive a printed set of our proxy materials. We encourage you to vote before the Annual Meeting.

Purpose of the Annual Meeting

At the Meeting, our stockholders will consider and vote upon the following matters:

(1)	The election of seven directors;
(2)	The approval, on an advisory basis, of the 2024 compensation of the Company’s named executive officers (Say-on-Pay);
(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
(4)

The approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), the November Pre-Funded Warrants issued pursuant to the November Purchase Agreements to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof;

(5)

The approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), the March Pre-Funded Warrants issued pursuant to the March Purchase Agreements to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof;

(6)

The approval, for the purposes of complying with Nasdaq Listing Rules 5635(b), 5635(c) and 5635(d), the Convertible Notes issued pursuant to the August Purchase Agreements to certain of the Company’s directors and/or officers, and in certain cases affiliates of such persons, and a principal stockholder of the Company and the conversion of such notes into shares of the Company’s common stock in excess of the share cap on conversion and any future adjustments of the Conversion Price (as defined herein) of such notes;

(7)	The approval of the Plan Amendment;
(8)	The approval of the Adjournment Proposal; and
(9)	The transaction of such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on April 24, 2025, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting. As of April 24, 2025, we had 20,643,660 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Meeting. If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or another holder of record, these shares are held in “street name.”

The holders of a majority of the issued and outstanding shares of common stock present at the Meeting, either in person or by proxy, and entitled to vote, constitute a quorum for the transaction of business. Abstentions will be included in determining the presence of a quorum at the Meeting.

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals, and, in your broker's discretion, may not be voted on "routine" matters. This vote is called a “broker non-vote.”

For Proposal 1 (election of directors), a nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Proposal 2 (Say-on-Pay), Proposal 3 (auditor ratification), Proposal 4 (November Pre-Funded Warrants), Proposal 5 (March Pre-Funded Warrants), Proposal 6 (Convertible Notes), Proposal 7 (Plan Amendment), and Proposal 8 (Adjournment Proposal) will be determined by of a majority of votes cast affirmatively or negatively at the Meeting by the holders entitled to vote.  Abstentions and broker non-votes will have no effect on the proposals.

PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS

Management is presenting eight proposals for a stockholder vote. Stockholders are entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Abstentions and broker non-votes (shares held in “street name” by a broker, bank, or other nominee that does not have authority, either express or discretionary, to vote on a non-routine matter, such as Proposals 1, 2, 4, 5, 6 and 7) will not be taken into account in determining the outcome of the vote, consistent with Delaware law and the proxy rules of the U.S. Securities and Exchange Commission (“SEC”).

PROPOSAL 1.                  ELECTION OF DIRECTORS

THE BOARD IS SUBJECT TO ANNUAL ELECTION BY THE STOCKHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING SEVEN DIRECTOR NOMINEES:

MATTHEW CONLIN	DONALD MATHIS
JAMES P. GEYGAN	RICHARD C. PFENNIGER, JR
DAVID A. GRAFF	RYAN SCHULKE
BARBARA SHATTUCK KOHN

You can find information about the director nominees, Fluent’s Board of Directors, its committees, and other related matters in the section entitled, “Proposal 1 – Election of Directors” of this proxy statement.

Delaware law and Fluent’s Amended and Restated Bylaws (“Bylaws”) govern the vote on Proposal 1, on which you may:

●	Vote “FOR” all of the director nominees;

●	Vote “AGAINST” all of the director nominees;

●	Vote “FOR” or “AGAINST” specific director nominees; or

●	Abstain from voting for all or specific director nominees.

Under our Bylaws and assuming a quorum is present, a director nominee in an uncontested election must be elected by a majority of votes cast. A majority exists when the number of votes cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” the director nominee. A director nominee who fails to receive a majority of votes cast in an uncontested election is required to tender his or her resignation from the Board of Directors under the terms of our Director Resignation Policy adopted in 2019. In such an event, the Corporate Governance and Nominating Committee will meet to consider the tendered resignation and make a recommendation to the Board concerning the action, if any, to be taken with respect to the resignation. Abstentions and broker non-votes will not be taken into account.

PROPOSAL 2.                  APPROVAL, ON AN ADVISORY BASIS, OF THE 2024 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE 2024 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT.

You can find information about the compensation of our named executive officers in the section entitled, “Executive Compensation” and about Proposal 2 in the section entitled, “Proposal 2 – Non-Binding Advisory Vote (“Say-On-Pay”)” of this proxy statement.

Delaware law and Fluent’s Bylaws govern the vote on Proposal 2, on which you may:

●	Vote “FOR” Proposal 2;

●	Vote “AGAINST” Proposal 2; or

●	Abstain from voting on Proposal 2.

Assuming a quorum is present, Proposal 2 will pass if approved by an affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote. Abstentions and broker non-votes will not be taken into account in determining whether the proposal has received the requisite number of affirmative votes, consistent with Delaware law and the SEC’s proxy rules.

PROPOSAL 3.                  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

You can find information about Fluent’s relationship with Grant Thornton LLP in the section entitled, “Proposal 3 – Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2025” of this proxy statement.

Delaware law and Fluent’s Bylaws govern the vote on Proposal 3, on which you may:

●	Vote “FOR” Proposal 3;

●	Vote “AGAINST” Proposal 3; or

●	Abstain from voting on Proposal 3.

Assuming a quorum is present, Proposal 3 will pass if it receives an affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote. Abstentions will not be taken into account in determining whether the proposal has received the requisite number of affirmative votes, consistent with Delaware law and the SEC’s proxy rules. Proposal 3 is considered a “routine” matter on which brokers may cast a vote, in their discretion.

PROPOSAL 4.                  APPROVAL OF THE ISSUANCE OF THE NOVEMBER PRE-FUNDED WARRANTS ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ISSUANCE OF THE NOVEMBER PRE-FUNDED WARRANTS ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF.

You can find information about the November Pre-Funded Warrants and the reasons we require stockholder approval of the issuance of such warrants and any shares of common stock issuable upon exercise thereof under the rules of the Nasdaq Stock Market in the section entitled, “Proposal 4 – Approval of the Issuance of the November Pre-Funded Warrants Issued to Certain of our Directors and/or Officers and any Shares of Common Stock Issuable Upon Exercise Thereof” of this proxy statement.

Delaware law and Fluent’s Bylaws govern the vote on Proposal 4, on which you may:

●	Vote “FOR” Proposal 4;

●	Vote “AGAINST” Proposal 4; or

●	Abstain from voting on Proposal 4.

Assuming a quorum is present, Proposal 4 will pass if approved by an affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote. Abstentions and broker non-votes will not be taken into account in determining whether the proposal has received the requisite number of affirmative votes, consistent with Delaware law and the SEC’s proxy rules.

PROPOSAL 5.                  APPROVAL OF THE ISSUANCE OF MARCH PRE-FUNDED WARRANTS ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ISSUANCE OF MARCH PRE-FUNDED WARRANTS ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF.

You can find information about the March Pre-Funded Warrants and the reasons we require stockholder approval of the issuance of such warrants and any shares of common stock issuable upon exercise thereof under the rules of the Nasdaq Stock Market in the section entitled, “Proposal 5 – Approval of the Issuance of the March Pre-Funded Warrants Issued to Certain of our Directors and/or Officers and any Shares of Common Stock Issuable Upon Exercise Thereof” of this proxy statement.

Delaware law and Fluent’s Bylaws govern the vote on Proposal 5, on which you may:

●	Vote “FOR” Proposal 5;

●	Vote “AGAINST” Proposal 5; or

●	Abstain from voting on Proposal 5.

Assuming a quorum is present, Proposal 5 will pass if approved by an affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote. Abstentions and broker non-votes will not be taken into account in determining whether the proposal has received the requisite number of affirmative votes, consistent with Delaware law and the SEC’s proxy rules.

PROPOSAL 6.                   APPROVAL OF THE ISSUANCE AND CONVERSION OF THE CONVERTIBLE NOTES INTO SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP ON CONVERSION AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF SUCH NOTES ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS, AND IN CERTAIN CASES AFFILIATES OF SUCH PERSONS, AND A PRINCIPAL STOCKHOLDER OF THE COMPANY.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ISSUANCE AND CONVERSION OF THE CONVERTIBLE NOTES INTO SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP ON CONVERSION AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF SUCH NOTES ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND IN CERTAIN CASES AFFILIATES OF SUCH PERSONS, AND A PRINCIPAL STOCKHOLDER OF THE COMPANY.

You can find information about the Convertible Notes and the reasons we require stockholder approval of the issuance and conversion of such notes as well as any future adjustments of the Conversion Price (as defined herein) of such Notes under the rules of the Nasdaq Stock Market in the section entitled, “Proposal 6 – Approval of the Issuance and Conversion of the Convertible Notes into Shares of Common Stock in Excess of the Share Cap on Conversion and any Future Adjustments of the Conversion Price of such Notes Issued to Certain of our Directors and/or Officers, and in Certain Cases Affiliates of such Persons, and a Principal Stockholder of the Company” of this proxy statement.

Delaware law and Fluent’s Bylaws govern the vote on Proposal 6, on which you may:

●	Vote “FOR” Proposal 6;

●	Vote “AGAINST” Proposal 6; or

●	Abstain from voting on Proposal 6.

Assuming a quorum is present, Proposal 6 will pass if approved by an affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote. Abstentions and broker non-votes will not be taken into account in determining whether the proposal has received the requisite number of affirmative votes, consistent with Delaware law and the SEC’s proxy rules.

PROPOSAL 7.      APPROVAL OF THE PLAN AMENDMENT

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PLAN AMENDMENT.

You can find information about the Plan Amendment in the section entitled, “Proposal 7 – Approval of an Amendment to the Fluent, Inc. 2022 Omnibus Equity Incentive Plan to Increase the Number of Shares of Common Stock Reserved for Issuance Thereunder to 3,666,666 Shares from 1,666,666 Shares” of this proxy statement. Delaware law and Fluent’s Bylaws govern the vote on Proposal 7, on which you may:

●	Vote “FOR” Proposal 7;

●	Vote “AGAINST” Proposal 7; or

●	Abstain from voting on Proposal 7.

PROPOSAL 8.      ADJOURNMENT PROPOSAL

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

You can find information about the Adjournment Proposal in the section entitled, “Proposal 8 – Approval of the Adjournment Proposal” of this proxy statement. Delaware law and Fluent’s Bylaws govern the vote on Proposal 8, on which you may:

●	Vote “FOR” Proposal 8;

●	Vote “AGAINST” Proposal 8; or

●	Abstain from voting on Proposal 8.

Assuming a quorum is present, Proposal 8 will pass if it receives an affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote. Abstentions will not be taken into account in determining whether the proposal has received the requisite number of affirmative votes, consistent with Delaware law and the SEC’s proxy rules. Proposal 8 is considered a “routine” matter on which brokers may cast a vote, in their discretion.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board of Directors is unaware of any other business to be presented for a vote at the Annual Meeting. If any other matters are properly presented for a vote, the individuals named as proxies will have discretionary authority to vote on such matters according to their best judgment to the extent permitted by applicable law and Nasdaq Stock Market (“Nasdaq”) and SEC rules and regulations.

The Chairperson of the Annual Meeting may refuse to allow the presentation of a proposal or nominee for the Board of Directors if the proposal or nominee is not properly submitted. The requirements for submitting proposals and nominations for this year’s Annual Meeting are detailed in Fluent’s Bylaws as well as our definitive proxy statement for our 2024 annual meeting of stockholders filed with the SEC on April 29, 2024.

WEBSITES

Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes its election.

We are providing proxy materials in connection with the solicitation by the Board of the Company of proxies to be voted at the Annual Meeting scheduled to be held at 11:00 a.m. Eastern Time on June 18, 2025 and at any adjournment or postponement thereof. Before or during the Meeting, stockholders will act upon the proposals described in this proxy statement.

Who can vote at the Meeting?

Only our stockholders of record at the close of business on April 24, 2025, the record date for the Meeting, or their legal proxy holders, are entitled to vote at the Meeting. There were 20,643,660 shares of our common stock outstanding and entitled to vote on the record date. Our common stock is our only class of outstanding stock. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available at our offices located at 300 Vesey Street, 9th Floor, New York, NY 10282 for any purpose germane to the Meeting, during ordinary business hours, for a period of ten days prior to the Meeting.  The list will also be available for examination by stockholders during the Meeting within the virtual meeting platform. If you would like to inspect the list prior to the Meeting, please call Daniel J. Barsky, General Counsel and Corporate Secretary, at (646) 669-7272 to arrange a visit to our offices.

How may I participate in the Meeting?

The Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world.

To participate in the Meeting, go to www.virtualshareholdermeeting.com/FLNT2025. Online check-in may begin 15 minutes before the Meeting is scheduled to start. We encourage you to access the Meeting early so that any technical difficulties may be addressed before the Meeting begins. You should ensure you have a strong Internet connection wherever you intend to participate in the Meeting. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

What proposals will be submitted to the stockholders for a vote?

Stockholders will be asked to vote on the following proposals at the Meeting:

(1)	The election of seven directors;
(2)	The approval, on an advisory basis, of the 2024 compensation of the Company’s named executive officers (Say-on-Pay);
(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
(4)

The approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), the November Pre-Funded Warrants issued pursuant to the November Purchase Agreements to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof;

(5)

The approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), the March Pre-Funded Warrants issued pursuant to the March Purchase Agreements to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof;

(6)

The approval, for the purposes of complying with Nasdaq Listing Rules 5635(b), 5635(c) and 5635(d), the Convertible Notes issued pursuant to the August Purchase Agreements to certain of the Company’s directors and/or officers, and in certain cases affiliates of such persons, and a principal stockholder of the Company and the conversion of such notes into shares of the Company’s common stock in excess of the share cap on conversion and any future adjustments of the Conversion Price (as defined herein) of such notes;

(7)	The approval of the Plan Amendment;
(8)	The approval of the Adjournment Proposal; and
(9)	The transaction of such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Do the Company's officers and directors have an interest in any of the matters to be acted up on at the Meeting?

Our directors have an interest in Proposal 1 (election of directors), our named executive officers have an interest in Proposal 2 (Say-on-Pay) and our officers and directors have an interest in Proposal 7 (Plan Amendment) and Proposal 8 (Adjournment Proposal). In addition, certain of our officers and/or directors have an interest in Proposal 4 (November Pre-Funded Warrants), Proposal 5 (March Pre-Funded Warrants) and Proposal 6 (Convertible Notes). Our directors and officers do not have any interest in Proposal 3 (ratification of the appointment of our auditor).

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends that you vote as follows:

(1)	“FOR” all the director nominees (Proposal 1);
(2)	“FOR” the approval, on an advisory basis, of the 2024 compensation of our named executive officers (Proposal 2);
(3)	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3);
(4)

“FOR” the issuance of the November Pre-Funded Warrants to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c) (Proposal 4);

(5)

“FOR” the issuance of the March Pre-Funded Warrants to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c) (Proposal 5);

(6)

“FOR” the issuance of the Convertible Notes to certain of the Company’s directors and/or officers, and in certain cases affiliates of such persons, and a principal stockholder of the Company and the conversion of such notes into shares of the Company’s common stock in excess of the share cap on conversion and any future adjustments of the Conversion Price (as defined herein) of such notes for purposes of complying with Nasdaq Listing Rules 5635(b), 5635(c) and 5635(d) (Proposal 6);

(7)	“FOR” the Plan Amendment (Proposal 7); and
(8)	“FOR” the Adjournment Proposal (Proposal 8).

Could matters other than proposals 1 through 8 be decided at the Meeting?

Our Bylaws require that we receive advance notice of any proposal to be brought before the Meeting by stockholders, and we have not received notice of any such proposals. If any other matter were to come before the Annual Meeting, the proxies will have the discretion to vote on those matters for you.

How do I vote?

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions, including as instructed via the Internet, the telephone or, if requested, the proxy card. You may specify whether your shares should be voted “FOR” or “AGAINST,” or you may specify that your shares should “ABSTAIN” from voting with respect to each proposal. Voting by proxy will not affect your right to attend the Meeting.

The procedures for voting are as follows:

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record, you may vote online during the Meeting or you may vote through the Internet, over the telephone or, if requested, via a proxy card. Whether or not you plan to participate in the Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you vote prior to the Meeting, you may still attend the Meeting and vote online during Meeting, if you choose.

●	During the Meeting: You may cast your votes on June 18, 2025 at the virtual Annual Meeting which will be held via live webcast at www.virtualshareholdermeeting.com/FLNT2025.

●

By Mail: If you received (or requested and received) a printed copy of the proxy materials, to vote using the proxy card, please complete, sign and date the proxy card and return it in the provided prepaid envelope. If we receive your signed proxy card before the Meeting, we will vote your shares as instructed on the proxy card. If you do not give voting instructions on your signed and mailed proxy card, the named proxies will vote your shares “FOR” each of the director nominees and “FOR” Proposals 2, 3, 4, 5, 6, 7 and 8. If any other matters requiring a vote arise during the Annual Meeting, the named proxies will exercise their discretion using their best judgment to the extent permitted by applicable law and Nasdaq and SEC rules and regulations.

●	By Internet: Go to https://www.proxyvote.com or scan the QR code provided on your Notice and follow the instructions. Please have your Notice handy when you access the website.

●

By Telephone: Call the toll-free telephone number on your Notice. Please have your Notice handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on June 17, 2025. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will need to attend the Meeting and vote your shares online during the Meeting or, if received (or requested and received), ensure that your proxy card is received before voting begins at the Meeting.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If you are the beneficial owner of shares of our common stock, you should have received voting instructions by mail or e-mail from the broker, bank, or other nominee holding your shares. As a beneficial owner, you have the right to instruct the organization holding your shares how to vote your shares. Follow the voting instructions provided by your broker, bank, or other nominee to ensure your vote is counted. To vote online during the Meeting, you must first obtain a valid legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares virtually at the Annual Meeting. Follow the instructions from your broker, bank, or other nominee or contact your broker, bank, or other nominee to request a proxy form well in advance of the Meeting.

What happens if I do not vote?

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record and do not vote your shares by Internet, telephone, virtually by attending the Meeting and voting during the Meeting, or if received (or requested and received), by completing your proxy card, your shares will not be voted.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If at the close of business on the record date your shares were not held in your name, but rather in an account at a broker, bank, or other nominee, then you are the beneficial owner of those shares, and those shares are considered to be held in “street name.” The proxy materials for the Meeting are being forwarded to you by the broker, bank or other nominee holding your shares. The organization holding your shares is considered to be the stockholder of record for purposes of the Meeting voting on the proposals being submitted to our stockholders at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to virtually attend the Meeting. However, if your shares are held in street name, you may not participate or vote your shares at the Meeting, or submit questions during the Meeting unless you first request and obtain a valid legal proxy from your broker, bank or other nominee. Please see the discussion above under the heading, “How do I vote?” for information on obtaining a valid legal proxy for the Meeting.

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether a particular proposal is considered a “routine” or “non-routine” matter under the rules of the New York Stock Exchange applicable to securities intermediaries, even though we are a Nasdaq-listed company. If you do not provide voting instructions, your shares will not be voted on any proposal considered a “non-routine” matter because brokers, banks and other agents lack discretionary authority to vote uninstructed shares on non-routine matters. On the other hand, brokers, banks and other nominees may use their discretion to vote uninstructed shares on matters consider to be “routine.” The absence of a vote on instructed shares is called a "broker non-vote".

Proposal 3 (ratification of the appointment of our auditor) is considered a “routine” matter under New York Stock Exchange rules. Accordingly, we expect the broker, bank and other nominee holding your shares will have discretionary voting authority to vote your shares on Proposal 3 even if that organization does not receive voting instructions from you. However, certain organizations may elect not to vote shares without an instruction from the beneficial holder even if they have discretionary authority to do so. So, if you are a beneficial holder, please follow the instructions provided by your broker, bank or other nominee to instruct the organization as to how you wish to vote your shares.

We expect that brokers, banks, fiduciaries, custodians, or other nominees holding shares in street name for beneficial owners will not use discretionary authority to vote shares on the election of directors, the 2024 compensation of our named executive officers, the November Pre-Funded Warrants, the March Pre-Funded Warrants, the Convertible Notes or the Plan Amendment if they have not received instructions from the beneficial owners. Please submit your vote instruction form so your vote is counted.

May I revoke my proxy or otherwise change my vote?

Yes. You may revoke your proxy or change your vote as described below.

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Meeting by:

●

giving written notice that you are revoking your proxy to Fluent’s General Counsel and Corporate Secretary, Daniel J. Barsky, at 300 Vesey Street, 9th Floor, New York, NY 10282 (such revocation must be received before the Meeting);

●

delivering a properly completed proxy card if received (or requested and received) with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Meeting); or

●	virtually attending and voting online at the Meeting (note, simply attending the Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Corporate Secretary prior to the Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on June 17, 2025.

Unless revoked, a proxy will be voted at the virtual Meeting in accordance with the stockholder’s indicated instructions.

What if I return a signed proxy card or otherwise submit a valid proxy but do not make specific voting choices?

If you are a stockholder of record and submit a proxy without making any voting selections, your shares will be voted “FOR” each of the proposals described in this proxy statement in accordance with the recommendations of the Board.

If you are a beneficial owner, please see the discussion above regarding uninstructed shares under the heading “What happens if I do not vote?”.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of election, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What if I have questions about my shares or need to change my mailing address?

If you are a stockholder of record and have questions about your shares or need to change your mailing address, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (212) 509-4000 or (800) 509-5586, through its website at https://continentalstock.com/contact, by emailing cstmail@continentalstock.com or by U.S. mail at 1 State Street, 30th Floor, New York, NY 10004.

If you are a beneficial owner, please contact the broker, bank or other nominee holding your shares.

How do I submit questions during the Meeting?

Stockholders may submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FLNT2025 and using their 16-digit control number to enter the Meeting. Questions may be submitted by typing them into the text box provided.

What is the quorum requirement for the Meeting?

A quorum of stockholders is necessary to hold the Meeting. A quorum will be present if a majority of the outstanding shares of our common stock entitled to vote on the record date are present in person or represented by proxy at the Meeting. On the record date, there were 20,643,660 shares of our common stock outstanding and entitled to vote. Thus, at least 10,321,831 shares must be present or represented by proxy at the Meeting in order for there to be a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

If a quorum is not present at the time appointed for the Meeting or within a reasonable time thereafter as the stockholders may determine, the stockholders present or represented at the Meeting may adjourn the Meeting to another time and place (see Proposal 8).

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Meeting. The inspector of election will determine whether a quorum is present and will tabulate votes cast for each proposal by proxy and at the Meeting.

How many votes are required to approve each proposal?

Approval of each of the director nominees set forth in proposal one requires that a quorum is present at the Meeting and will be determined by of a majority of votes cast affirmatively or negatively at the Meeting. Approval of each of proposals 2, 3, 4, 5, 6, 7 and 8 requires that a quorum is present at the Meeting and a majority of the votes cast on the proposal are cast affirmatively. In other words, to be approved, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

Abstentions and broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the Meeting, but are not considered to be votes cast on any proposal and, therefore, broker non-votes and abstentions will have no effect on the outcome of the proposals.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice you receive to ensure that all of your shares are voted.

Am I entitled to dissenter rights or appraisal rights?

No, our stockholders are not entitled to dissenters’ rights or appraisal rights on any of the matters being submitted to stockholders at the Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Our directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not anticipate hiring an agency to solicit votes from stockholders at this time; however, if we determine that such action would be appropriate or necessary, we would pay the cost of such service.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the SEC that we expect to file within four business days after the Meeting.

Who can help answer questions I might have about the Meeting, including if I have any questions about how to vote?

If you have any questions concerning the virtual Meeting (including accessing the Meeting by virtual means), would like a printed set of proxy material or need help voting your shares of the Company’s common stock, please contact Daniel J. Barsky, General Counsel and Corporate Secretary, by telephone at (646) 669-7272 or by mail at 300 Vesey Street, 9th Floor, New York, New York 10282.

PROPOSAL 1

ELECTION OF DIRECTORS

Per Delaware law and our Bylaws, directors are subject to annual election by our stockholders. At the Meeting, we will be electing seven directors. Each director will hold office until the 2026 Annual Meeting of Stockholders or until a successor is elected and qualified to serve on the Board or until such director’s earlier death, resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board has nominated the seven individuals listed below. The following table sets forth the names, ages as of the record date, and certain other information for each of our director nominees (each a “Nominee,” and together the “Nominees”) based on the recommendation of the Board’s Corporate Governance and Nominating Committee. All of the Nominees are current directors. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a director if elected. If any Nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the Board may determine to reduce the size of the Board accordingly. The Board is not aware of any existing circumstances likely to render any Nominee unavailable.

NOMINEES TO THE BOARD OF DIRECTORS
Name, Age, Position		Background Information

Matthew Conlin, 41	●	Chief Customer Officer of the Company and Fluent, LLC since July 2021; President of the Company from March 2018 to June 2021.
Co-founder and Chief	●	Co-founded Fluent, LLC in 2010. Fluent, LLC merged (2015) with and is now a wholly-owned subsidiary of Fluent, Inc.
Customer Officer	●	President of Fluent, LLC from inception until June 2021.
Director since 2018	●	Former Sales Director, U.S. of Clash Media, a global digital advertising network.
	●	B.S. in Marketing from St. John’s University.
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Conlin, one of our co-founders, with his experience as Chief Customer Officer and President of the Company, provides valuable business, industry, and management advice to the Board.

James P. Geygan, 37	●

Interim Chief Executive Officer and President of Global Value Investment Corp. ("GVIC"), an investment firm specializing in disciplined, value-oriented investing and significant stockholder of the Company, since May 2024; Chief Operating Officer and Senior Vice President of GVIC from December 2021 to May 2024; Vice President of GVIC from May 2017 to December 2021.

Independent Director	●	Member of the board of directors of GVIC since February 2023, and one of its wholly-owned subsidiaries, GVRC India Private Limited, since September 2019.
Director since January 2025	●	Associate Regional Director at Wells Fargo Asset Management from 2015 to 2017.
	●	Private Banker and Brokerage Associate at Wells Fargo Bank from 2012 to 2015.
	●	B.S. in Political Science from University of Wisconsin, Madison.
Discussion of individual experience, qualifications, attributes, and skills	The Company believes that Mr. Geygan is qualified to serve on the Board due to his public company corporate governance and capital markets experience.
David A. Graff, 57	●	Venture Partner at Corner Capital Management, a technology company-focused private equity firm, since March 2025.
Independent Director	●	Vice President, Global Policy and Standards of Google, Inc. (Nasdaq: GOOG) from December 2014 to March 2025.
Director since 2022	●	Member of the Board of Advisors to CapitalG, Google's independent growth fund, from 2022 to March 2025.
	●	Member of the Board of Visitors for The Georgetown University Law Center since June 2022.
	●	General Counsel for Red Spark, Inc., a diversified marketing and software development platform, from November 2012 to November 2014.
	●	Chief Executive Officer of Online Intelligence, a technology start up, from 2011 to 2012.
	●	Chief Legal Officer for Epic Media, Inc., a performance-based advertising network, from September 2007 to November 2012.
	●	Chief Legal Officer for private equity backed Edison Schools, Inc. from December 1998 to June 2007.
	●	Co-founder of Trilogy Films, an award-winning independent film and television production company.
	●	B.A. in American Civilization from Brown University.
	●	JD from the Georgetown University Law Center.

Mr. Graff was recommended to the Board by a non-management director.
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Graff’s broad range of legal, policy, content and industry experience provides valuable insight, management and advice to the Board to help guide the legal, regulatory, public relations and commercial challenges faced by the Company.

Barbara Shattuck Kohn, 74 Independent Director	●	Lead Director and Audit Committee member of PENN Entertainment (Nasdaq: PENN), a provider of integrated entertainment sports content and casino gaming, since 2024; has served as a director since 2004.
Director since 2019	●	Director of Emblem Health, one of the nation's largest nonprofit health plans, since 2018.
	●	Principal at Hammond Hanlon Camp LLC, a strategic advisory and investment banking firm, from 2012 to 2018.
	●	Principal, founder and President at Shattuck Hammond Partners, an investment banking firm, from 1993 to 2012, when acquired by Morgan Keegan - Raymond James.
	●	Principal and co-founder of Cain Brothers, Shattuck & Company, a healthcare financial advisory firm, from 1983 to 1993.
	●	Vice President and Manager of the Healthcare Investment Banking Group at Goldman Sachs & Co.
	●	B.A. from Connecticut College.
Discussion of individual experience, qualifications, attributes, and skills		The Board believes Ms. Shattuck Kohn’s significant financial expertise and experience as a director of other public companies strengthens the Board’s collective qualifications, skills, and experience.
Donald Mathis, 59 Independent Director	●

Co-founder and CEO of SkyfireAI, Inc. (f/k/a Echelon AI, Inc.) since 2023, an artificial intelligence autonomous drone start-up, and co-founder of Echelon AI, Inc, a New York-based privately held artificial intelligence start-up.

Director since 2015	●	Venture Advisor and FIR at The AI Fund, LLC since 2022, a venture capital firm that works with early stage AI companies
	●	Member of Board of Advisors of Omniangle Technologies, a privately held company involved in business intelligence and information security, since January 2013.
	●	Senior Vice President, Strategic Development at Comcast NBC Universal (Nasdaq: CMCSA) from June 2017 to September 2022.
●

Senior Adviser and Director, Digital Counterterrorism, a public-private consortium and non-governmental organization focused on countering violent extremism and terrorist recruitment in the digital domain, from January 2016 to December 2019.

	●	Chief Executive Officer and Co-Founder of Kinetic Social, a social media agency, from October 2011 to April 2016.
	●	Commander in the U.S. Navy (currently inactive reserve).
	●	MBA from the Harvard Business School.
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Mathis’ knowledge and experience as chairman and chief executive officer of an artificial intelligence company with a specialty in predictive data analytics, his experience running a social data and technology SaaS and managed services company, as well as his experience in business intelligence, general management, financial management and information security, and his military service, strengthen the Board’s collective qualifications, skills, and experience.

Richard C. Pfenniger, Jr., 69 Independent Director	●	Vice Chairman of the Board of Trustees and a member of the Executive Committee of the Phillip and Patricia Frost Museum of Science since 2016.
Director since 2022	●	Director of OPKO Health, Inc. (Nasdaq: OPK), a pharmaceutical and medical diagnostic company, since 2008.
	●	Director of Cocrystal Pharma, Inc. (Nasdaq COCP), a clinical stage biotechnology company, since 2021.
	●	Director of GeneDx Holdings Corp. (Nasdaq: WGS), a specialty medical diagnostic company, since 2022.
●

Previously served as a director of IVAX Corporation (NYSE: IVX), Biocardia, Inc. (Nasdaq: BCDA), Wright Investors’ Services Holdings, Inc. (Nasdaq: IWSH), Asensus Surgical, Inc. (NYSE: ASXC), and GP Strategies, Inc. (NYSE: GPX).

	●	Interim Chief Executive Officer of Vein Clinics of America, Inc., a medical group specializing in vein disease treatment, from May 2014 to February 2015.
	●	Interim Chief Executive Officer of IntegraMed America, Inc., a leading provider of infertility services, in 2013.
	●	Chairman of the Board of Directors and President and Chief Executive Officer of Continucare Corporation, a provider of primary care physician services, from 2003 until its acquisition in 2011.
●

Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc., a provider of career-oriented higher education, from 1997 until its acquisition by Career Education Corporation in July 2003.

	●	Chief Operating Officer from 1994 to 1997 and Senior Vice President - Legal Affairs and General Counsel from 1989 to 1994 of IVAX Corporation, a pharmaceutical company.
●

Before joining IVAX, Mr. Pfenniger was engaged in the private practice of law in Miami, Florida with his practice focused primarily on business transactions. He began his career in accounting, as a certified public accountant with Price Waterhouse.

	●	JD from the University of Florida.
	●	B.B.A. in Business Administration from Florida Atlantic University.

Mr. Pfenniger was recommended to the Board by a security holder.
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Pfenniger’s  knowledge and experience as chairman and chief executive officer of a primary care physician service company, his experience serving as CEO of an education company, as well as his experience serving as interim CEO of two companies and serving on the board of several public companies broadens and strengthens the Board’s collective knowledge base, qualifications, skills, and experience.

Ryan Schulke, 42	●	Chief Strategy Officer of the Company and Fluent, LLC since July 2021; Chief Executive Officer of the Company from March 2018 to June 2021.
Co-founder and Chief	●	Co-founded Fluent, LLC in 2010. Fluent, LLC merged (2015) with and is now a wholly-owned subsidiary of Fluent, Inc.
Strategy Officer	●	Media Director of Clash Media from May 2007 to June 2010.
Director since 2015	●	B.A. in Communications from Marymount Manhattan College.
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Schulke, one of our co-founders, with his experience as Chief Strategy Officer and Chief Executive Officer of the Company, provides valuable business, industry, and management advice to the Board.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years required to be disclosed pursuant to Item 401(f) of Regulation S-K.

There have been no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Arrangements with Officers and Directors

There are no arrangements or understandings with another person pursuant to which any of our executive officers or directors were selected as an executive officer or director.

Vote Required and Board Recommendation

Under our Bylaws, a nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; abstentions and broker non-votes are not counted as a vote cast either “for” or “against” that nominee’s election and therefore have no effect.

The Board approved and adopted a Director Resignation Policy on February 13, 2019 for directors who fail to receive the required number of votes in an uncontested election in accordance with our Bylaws. The policy requires that the Board will nominate for election or re-election only a candidate who agrees to tender an irrevocable resignation that will be effective upon (i) the failure to receive the required vote at any future annual meeting at which he or she faces re-election; and (ii) Board acceptance of such resignation. The policy further states that upon any candidate failing to be elected in an election at which majority voting applies, the Corporate Governance and Nominating Committee will meet to consider the tendered resignation and make a recommendation to the Board concerning the action, if any, to be taken with respect to the resignation. The policy provides that the Board will then consider and act upon the Corporate Governance and Nominating Committee’s recommendation within 90 days of certification of the vote at the annual meeting. The Board may accept the resignation, refuse the resignation, or refuse the resignation subject to such conditions designed to cure the underlying cause as the Board may impose. Promptly following the decision regarding the tendered resignation, the policy states that the Company will file with the SEC a Current Report on Form 8-K disclosing the decision with respect to the resignation, describing the deliberative process and, if applicable, the specific reasons for rejecting the tendered resignation.

The Board unanimously recommends a vote “FOR” each Nominee for director.

Board Skills Matrix

The Corporate Governance and Nominating Committee is committed to continuing to identify and recruit highly qualified candidates with diverse experiences, perspectives, and backgrounds to join our Board. We have surveyed our current directors and asked each director to self-identify their background using one or more of the below categories. The results of this survey are included in the matrix below.

Board Skills Matrix for Fluent, Inc.

Background/Skill/Expertise	Conlin	Geygan	Graff	Kohn	Mathis	Pfenniger	Schulke
Digital marketing/advertising industry	X		X	X	X		X
E-commerce/gaming industry	X		X	X	X		X
Senior management (public/private)	X	X	X	X	X	X	X
Finance/accounting		X		X	X	X
Legal/regulatory/compliance		X	X	X	X	X
Corporate governance and public company board	X	X	X	X	X	X	X
Technology			X		X
Artificial intelligence			X		X
Cybersecurity			X		X
Employment/HR		X			X	X

DIRECTOR COMPENSATION

On April 19, 2018, the Compensation Committee adopted general director compensation practices, which was subsequently amended on February 16, 2021, pursuant to which a non-employee director joining the Board is granted 10,000 restricted stock units (“RSUs”). The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date. Additionally, non-employee directors are paid $10,000 quarterly, plus annual fees of $10,000 for the Chair of the Audit Committee and $5,000 to the Chair of each of the Compensation Committee and the Corporate Governance and Nominating Committee. The Compensation Committee recommended that the Lead Independent Director receive an annual fee of $5,000. Additionally, on the date of each annual meeting, non-employee directors are granted such number of RSUs representing shares of the Company’s common stock with a grant date value equal to $75,000. The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date, subject to accelerated vesting in certain circumstances. The number of RSUs is determined using the average closing price of our common stock for the five trading days before the date of the annual meeting.

The following table provides compensation information for the fiscal year ended December 31, 2024 for each of our non-employee directors.

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)(6)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Donald Mathis (2)	50,000	75,000	—	—	—	—	125,000
Barbara Shattuck Kohn (3)	50,000	75,000	—	—	—	—	125,000
David Graff (4)	40,000	75,000	—	—	—	—	115,000
Richard Pfenniger (5)	45,000	75,000	—	—	—	—	120,000

(1)

The amounts in this column represent the aggregate grant date fair value of RSUs granted in 2024 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. In determining the grant date fair value for RSUs, the Company used the closing price of its common stock on the grant date. For a discussion of valuation assumptions used in calculation of these amounts, see Note 11 to the Company’s audited financial statements included with its 2024 Annual Report.

(2)

Mr. Mathis was granted 21,429 RSUs on June 5, 2024 for his services as a director. The RSUs will vest in three annual installments beginning on June 1, 2025. Mr. Mathis also received cash compensation of $50,000 in 2024 ($40,000 for his services as a director, $5,000 for his services as the Chair of the Compensation Committee, and $5,000 for his services as Lead Independent Director).

(3)

Ms. Shattuck Kohn was granted 21,429 RSUs on June 5, 20224 for her services as a director. The RSUs will vest in three annual installments beginning on June 1, 2025. Ms. Shattuck Kohn also received cash compensation of $50,000 in 2024 ($40,000 for her services as a director and $10,000 for her services as the Chair of the Audit Committee).

(4)

Mr. Graff was granted 21,429 RSUs on June 5, 2024 in connection with his services as a director. The RSUs will vest in three annual installments beginning on June 1, 2025. Mr. Graff also received compensation of $40,000 in 2024 for his services as a director.

(5)

Mr. Pfenniger was granted 21,429 RSUs on June 5, 2024 in connection with his services as a director. The RSUs will vest in three annual installments beginning on June 1, 2025. Mr. Pfenniger also received compensation of $45,000 in 2024 for his services as a director.

(6)	As of December 31, 2024, each non-employee director held RSUs as follows: Mr. Mathis – 37,515, Ms. Shattuck Kohn – 37,515, Mr. Graff – 37,582, and Mr. Pfenniger – 37,582. Mr. Mathis’s shares include (i) 3,266 RSUs that will vest on June 1, 2025, (ii) 12,820 RSUs that will vest in two annual installments on June 7, 2025 and June 7, 2026, and (iii) 21,429 that will vest in three annual installments on June 1, 2025, June 1, 2026 and June 1, 2027.

Ms. Shattuck Kohn’s shares include (i) 3,266 RSUs that will vest on June 1, 2023, (ii) 12,820 RSUs that will vest in two annual installments on June 7, 2025 and June 7, 2026, and (iii) 21,429 RSUs that will vest in three annual installments on  June 1, 2025, June 1, 2026 and June 1, 2027.

Mr. Graff’s shares include (i) 3,333 RSUs that will vest on October 1, 2023, (ii) 12,820 that will vest in two annual installments on June 7, 2025 and June 7, 2026 and (ii) 21,429 that will vest in three annual installments on  June 1, 2025, June 1, 2026 and June 1, 2027.

Mr. Pfenniger’s shares include (i) 3,333 RSUs that will vest on October 1, 2023, (ii) 12,820 that will vest in two annual installments on June 7, 2025 and June 7, 2026 and (iii) 21,429 that will vest in three annual installments on June 1, 2025, June 1, 2026 and June 1, 2027.

BOARD MEETINGS AND COMMITTEES

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board meets regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During 2024, the Board held 11 meetings and took action by unanimous written consent on two occasions. During 2024, all of our incumbent directors attended at least 75% of the aggregate Board meetings and its committees on which they served during the period of time that each such director was a Board member. The Board encourages, but does not require, its directors to attend the Company’s annual meeting. Four of our then-current directors attended our 2024 Annual Meeting of Stockholders.

As required by the listing standards of Nasdaq, a majority of the Board members must qualify as “independent,” as affirmatively determined by the Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent.”

As a result of the Board’s review of the relationships of each of the directors that served on the Board during the year ended December 31, 2024, the Board affirmatively determined that Messrs. Mathis, Graff and Pfenniger and Ms. Shattuck Kohn were “independent” directors within the meaning of the Nasdaq listing standards and applicable law. In addition, on January 17, 2025, the Board appointed James P. Geygan as a member of the Board and also affirmatively determined that he was an “independent” director within the meaning of the Nasdaq listing standards and applicable law at the time of appointment. Furthermore, the Board has also determined that each Audit Committee member meets the additional criteria for independence of Audit Committee members under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Oversight of Enterprise Risk

The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, and regulatory, cybersecurity and strategic and reputational risks. In connection with its reviews of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the Board’s committees, and particularly the Audit Committee, plays a key role in overseeing risk management issues that fall within such committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.

Committees

The standing committees of the Board are the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. In addition to regularly scheduled meetings, the committees also took certain actions taken by unanimous written consent. Written charters for each committee are available on the Company’s website at https://investors.fluentco.com/corporate-information/corporate-governance (information contained on the website is not incorporated by reference in, or considered part of, this proxy statement). The Board maintains one ad-hoc committee, the Risk and Compliance Committee, to oversee certain specified risk and compliance issues.

Audit Committee

2024 meetings: 5
2024 action by written consent: 2

Responsibilities:
●	Retaining our independent registered public accounting firm, reviewing its independence, and reviewing and approving the planned scope of our annual audit;
●

Reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by our independent registered public accounting firm;

●	Reviewing the adequacy of accounting and financial controls and reviewing our critical accounting policies;
●	Preparing the audit committee report that the SEC requires to be included in the Company’s annual proxy statement; and
●	Reviewing and approving any related party transactions.
Members:	Independent
Barbara Shattuck Kohn (Chair; audit committee financial expert as such term is defined in Item 407(d)(5) of Regulation S-K)	Yes
Donald Mathis	Yes
David Graff	Yes

Compensation Committee

2024 meetings: 6
2024 action by written consent: 4

Responsibilities:
●	Periodically review and advise the Board on executive officers’ compensation issues;
●	Periodically review and advise the Board concerning the Company’s overall compensation philosophy, policies, and plans;
●

Review and approve all compensation of the Company’s executive officers (including, but not limited to, salary, bonus, incentive compensation, equity awards, severance arrangements and change in control arrangements, benefits, and perquisites);

●

Advise the Board with respect to proposed changes in the compensation of members of the Board, including as to committee service, as well as retirement policies and programs and perquisites for directors;

●

Make recommendations to the Board regarding the establishment and terms of the Company’s incentive compensation plans and equity compensation plans and administer such plans, including administering the Company’s Clawback Policy;

●	Approve grants of options and other equity awards to all executive officers and directors under the Company’s compensation plans;
●

Review and make recommendations to the Board regarding compensation-related matters outside the ordinary course, including, but not limited to, employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto;

●	Monitor and assess the risks associated with the Company’s compensation policies and consult with management regarding such risks;
●	Review and make recommendations to the Board regarding stockholder proposals related to compensation matters; and
●	Select and engage compensation consultant.
Members:	Independent
Donald Mathis (Chair)	Yes
Barbara Shattuck Kohn	Yes

Corporate Governance and Nominating Committee

2024 meetings: 1
2023 action by written consent: 0

Responsibilities:
●	Determine criteria for selecting new directors, including desired director skills, experience, and attributes, and identify and actively seek individuals qualified to become directors, as needed;
●	Evaluate and recommend to the Board nominees for each election of directors and for each vacancy (including vacancies for newly created positions) to be filled by the Board;
●	Consider any director candidates recommended by the Company’s stockholders pursuant to the procedures described in the Company’s proxy statement and its charter documents;
●	Annually or more frequently, review and make recommendations to the Board concerning qualifications, appointment, and removal of committee members;
●	Review and update the Code of Business Conduct and Ethics;
●	Review and recommend to the Board changes to the Company’s Bylaws, as needed; and
●	Oversee succession planning for executive officers.
Members:	Independent
Richard Pfenniger (Chair)	Yes
Donald Mathis	Yes
Barbara Shattuck Kohn	Yes

Director Nominations Process

Our Corporate Governance and Nominating Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the Corporate Governance and Nominating Committee considers the criteria set forth in the Corporate Governance and Nominating Committee charter. Specifically, the Corporate Governance and Nominating Committee may take into account many factors, including, but not limited to, personal and professional integrity, experience relevant to the Company’s industry, diversity of background and experience including, but not limited to, with respect to gender and ethnicity and any other relevant qualifications, attributes or skills.

Board Diversity Policies

We consider diversity a factor in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

In identifying prospective director candidates, the Corporate Governance and Nominating Committee may seek referrals from other members of the Board or stockholders. The Corporate Governance and Nominating Committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The Corporate Governance and Nominating Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Corporate Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics, which is applicable to the Company’s directors, officers, and employees, including the Company’s principal executive officer and principal financial officer. The Code of Ethics is published on the Company’s website at www.fluentco.com on the Investors Relations page under the Corporate Information, Corporate Governance link as an exhibit to the 2024 Annual Report. We will disclose amendments to or waivers from our Code of Ethics on our website in accordance with all applicable laws and regulations. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Clawback Policy

As required pursuant to the listing standards of the Nasdaq Listing Rules, Rule 10D under the Exchange Act, and Rule 10D-1 under the Exchange Act, the Board of Directors has adopted a Clawback Policy, effective October 2, 2023, which requires the Company to recover compensation received on or after October 2, 2023 erroneously awarded to any current or former Covered Executives (as defined in the Clawback Policy) in the event of a Covered Accounting Restatement (as defined in the Clawback Policy). The Clawback Policy requires the Company to recover the incremental portion of the incentive-based compensation received by such officer during the three completed fiscal years (together with any interim stub fiscal year period(s) of less than nine months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as determined pursuant to the immediately following sentence) to be required to prepare a Covered Accounting Restatement in excess of the amount that would have been paid or payable based on the restated financial results (without regard to any taxes paid), other than in limited circumstances in which an exception to such recovery applies.

For additional information regarding our Clawback Policy, please refer to Exhibit 97.1 included in our 2024 Annual Report.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or any other disposition of our securities that applies to our directors, officers and employees, and other covered persons. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to our Company.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or who live elsewhere but whose transactions in our securities are directed by such employees, officers and directors or subject to their influence and control are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits employees, officers, directors and consultants from purchasing our securities on margin or pledging our securities as collateral for a loan. As of December 31, 2024, none of our directors or executive officers had pledged any shares of our common stock.

Board Leadership Structure

On July 1, 2021, Mr. Patrick, former Chief Operating Officer, became Interim Chief Executive Officer, and Mr. Schulke, co-founder and former Chief Executive Officer, became Chief Strategy Officer and Chairman of the Board.  On January 12, 2022, Mr. Patrick, who is not a director, became Chief Executive Officer. Donald Mathis, an independent Director, was appointed Lead Independent Director (the “Lead Director”) by the independent members of the Board, effective June 28, 2022. Effective June 9, 2024, Mr. Schulke resigned as Chairman of the Board, and the Board appointed Mr. Mathis the new Chairman.

By appointing a Lead Director independent of management, our Chief Executive Officer can focus on our day-to-day business while our Lead Director can play an oversight role with respect to the Board and decisions regarding corporate strategy, management succession, performance and compensation, audit and internal controls, Board composition and functions, and accountability to shareholders. Our Chief Executive Officer is the public spokesperson for the Company and communicates with investors and the public and leads our quarterly earnings calls.  He also plays a critical role in setting the agenda for the Board and for keeping the Board informed between meetings.  Our Board believes this division of duties and the separation of management from the Board is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board and strengthens the independence of the Board of Directors from management.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board should address the communication either to the Board or to the individual director in care of Daniel J. Barsky, General Counsel and Corporate Secretary of Fluent, Inc., at 300 Vesey Street, 9th Floor, New York, New York 10282. Mr. Barsky will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is addressed to a specific director. Mr. Barsky will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of Fluent.

Nominees for Director and Other Stockholder Proposals for the 2026 Annual Meeting of Stockholders

Proposals for Inclusion in the 2026 Proxy

From time to time, stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. Under SEC rules, in order to be included in the proxy statement for the 2026 annual meeting of stockholders, stockholder proposals submitted under Rule 14a-8 of the Exchange Act, must be received by our Corporate Secretary at 300 Vesey Street, 9th Floor, New York, New York 10282 not later than December 26, 2025. In the event the date of the 2026 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the 2025 Annual Meeting, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual meeting of stockholders must submit the proposal to us at our office no later than a reasonable time before we begin to print and send our proxy materials for our 2026 annual meeting of stockholders.

Other Proposals and Nominations

Our Bylaws require that a stockholder who otherwise intends to: (i) present a proposal outside of Rule 14a-8 under the Exchange Act; or (ii) nominate a director for our 2026 annual meeting of stockholders, must deliver notice to our Corporate Secretary, in proper written form and in accordance with the requirements of the Bylaws, on or after February 18, 2026 but no later than March 20, 2026; provided, however, in the event that the date of the 2026 annual meeting of stockholders is more than 30 days before or more than 70 days after the anniversary date of the 2025 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2026 annual meeting of stockholders and not later than the close of business on the later of (i) the 90th day prior to the date of the 2026 annual meeting of stockholders or (ii) the 10th day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made by us.

In order for stockholders to give timely notice under the universal proxy rules of an intent to solicit proxies in support of director nominees other than our nominees for the 2026 annual meeting of stockholders, notice must be submitted by April 19, 2026; provided, however, in the event that the date of the 2026 annual meeting of stockholders has changed by more than 30 calendar days from the anniversary date of the 2025 Annual Meeting, then notice of such proxy solicitation must be provided by the later of 60 days prior to the date of the 2026 annual meeting of stockholders or the 10th calendar day following the day on which a public announcement of the date of the 2026 annual meeting of stockholders is first made by us and such notice must include all the information required by Rule 14a-19(b) under the Exchange Act and such stockholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.

Stockholders are also advised to review our Bylaws, which contain additional requirements relating to stockholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROPOSAL 2

NON-BINDING ADVISORY VOTE (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and Section 14A of the Exchange Act, require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement. At the Meeting, the Company will present its Say-on-Pay proposal for approval. This Say-on-Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Fluent, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Fluent, Inc. proxy statement for the 2025 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the information included in the Executive Compensation, the summary compensation table and other related tables and disclosure found in the proxy statement of Fluent, Inc.

Because your vote on this proposal is advisory, it will not be binding on us. However, we will take into account the outcome of the vote when considering future executive compensation arrangements.

The Role of Stockholder Say-on-Pay Votes

The Board, Compensation Committee, and management value the opinions of our stockholders. We provide our stockholders with the opportunity to cast an advisory vote to approve NEO compensation, including compensation that may be paid in connection with a change in control or a termination. At our annual meeting of stockholders held on June 5, 2024, approximately 98.20% of the stockholders who voted on the Say-on-Pay proposal voted in favor of the compensation of our NEOs as disclosed in our 2024 proxy statement. Although the advisory Say-On-Pay vote is non-binding, our Compensation Committee considered the outcome of the vote and determined not to make material changes to our executive compensation programs because the Compensation Committee believed this advisory vote indicated considerable stockholder support for our approach to executive compensation. Our Compensation Committee will continue to consider the outcome of our Say-on-Pay votes when making future compensation decisions for our NEOs.

At our 2021 annual meeting of stockholders held on June 2, 2021, our stockholders approved a one year frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires companies to hold advisory stockholder votes on the frequency of the approval or disapproval of their executive compensation programs, as reported in their proxy statements, no less often than once every six years (“frequency-on-pay”). As such, our next frequency-on-pay proposal will be voted upon at our 2027 annual meeting of stockholders.

Vote Required and Board Recommendation

The advisory vote on the Say-on-Pay proposal requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board unanimously recommends a vote “FOR” this Proposal 2.

PROPOSAL 3.      RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR FISCAL YEAR 2025

Grant Thornton LLP (“Grant Thornton”) currently serves as the Company’s independent registered public accounting firm and has done so since its appointment effective July 14, 2015. A representative of Grant Thornton is expected to be present at the Meeting, with the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

We are asking our stockholders to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025. Although ratification is not required by our Bylaws or otherwise, our Board is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee will consider whether it is appropriate and advisable to appoint a different independent registered public accounting firm. Even if our stockholders ratify the appointment of Grant Thornton, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of our Company and our stockholders.

Auditor Fees and Services

The following table sets forth the fees billed to the Company by the Company’s independent registered public accountants, Grant Thornton, for the years ended December 31, 2024 and December 31, 2023.

	2024	2023
Audit Fees (1)	$1,072,239	$915,957
Audit-Related Fees (2)	—	—
Tax Fees (3)	69,960	—
All Other Fees (4)	—	—
Total	$1,142,199	$915,957

(1) Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, and internal control over financial reporting, the review of the interim consolidated financial statements included in quarterly reports and the fees for services such as consents, and review of documents filed with the SEC that are normally provided in connection with statutory and regulatory filings for engagements.

(2) Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3) Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, acquisitions and tax planning.

(4) All other fees consist of fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Company by its independent registered public accounting firm. The Audit Committee is also responsible for considering whether the independent registered public accounting firm’s performance of permissible non-audit services is compatible with its independence. The Audit Committee chairperson has authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm provided that all pre-approvals by the chairperson must be presented to the full Audit Committee at its next scheduled meeting. Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by the applicable auditors for the years ending December 31, 2024 and December 31, 2023, as described above.

Vote Required and Board Recommendation

Proposal 3 requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board unanimously recommends a vote “FOR” this Proposal 3.

PROPOSAL 4

APPROVAL OF THE ISSUANCE OF THE NOVEMBER PRE-FUNDED WARRANTS ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF

General

On November 29, 2024, we entered into the November Purchase Agreements with certain directors and/or officers of our Company to sell the November Pre-Funded Warrants pursuant to which we received aggregate gross proceeds of approximately $1.25 million, before deducting offering expenses payable by us (the “November Private Placement”). Certain of the investors included co-founders, directors, and officers, Ryan Schulke and Matthew Conlin; and Chief Executive Officer, Donald Patrick (collectively, the “November Inside Investors”). The November Inside Investors were issued November Pre-Funded Warrants to purchase up to 539,908 shares of our common stock at a price of $2.3147 per November Pre-Funded Warrant. Each November Pre-Funded Warrant will be exercisable for one share of our common stock at an exercise price of $0.0005 per share and will expire when exercised in full. The exercise of the November Pre-Funded Warrants issued to the November Inside Investors is subject to stockholder approval to the extent required by Nasdaq rules and this Proposal 4 will provide the necessary approval to permit such exercise.

We are obligated to use our reasonable best efforts to obtain stockholder approval of the exercise of the November Pre-Funded Warrants issued to the November Inside Investors in accordance with the rules of the Nasdaq Stock Market at this Meeting. In connection with the November Private Placement, on November 29, 2024, we entered into Support Agreements, as subsequently amended on March 19, 2025 (as amended, the “Support Agreements”), with certain pre-existing institutional investors who purchased shares of our common stock pursuant to our registered direct offering completed in November 2024, the November Inside Investors and a principal stockholder of our Company. Pursuant to the Support Agreements, the investors party thereto agreed to vote shares of our common stock beneficially owned by them in favor of the proposals to be voted upon at the Meeting and to vote against or decline to consent to any proposal or any other corporate action or agreement that would result in a breach by us of the Purchase Agreements  or impede, delay or otherwise adversely affect the consummation of the transactions contemplated by the Purchase Agreements or any similar agreements entered into by us and the stockholders party thereto in connection with the consummation of the transactions contemplated by the Purchase Agreements.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(c), which requires stockholder approval in connection with certain equity compensation. For this purpose, “equity compensation” includes common stock (and/or securities convertible into or exercisable for common stock) issued to a company’s officers, directors, employees or consultants at a discount to the Market Value (as defined herein) of such company’s common stock. There is an exception to such requirement for plans that merely provide a convenient way to purchase shares on the open market or from a listed company at Market Value, which is defined as the consolidated closing bid price (as reflected on Nasdaq.net) immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.

The issuance of our common stock underlying the November Pre-Funded Warrants may result in shares of our common stock being issued to the November Inside Investors at a price below the Market Value of our common stock as of the time we entered into the November Purchase Agreements. Specifically, the price per November Pre-Funded Warrant of $2.3147, plus the $0.0005 exercise price, was less than the consolidated closing bid price of our common stock on November 27, 2024 which was $2.76. Thus, the issuance of the November Pre-Funded Warrants to the November Inside Investors is considered “equity compensation” under Nasdaq Listing Rule 5635(c). By approving this Proposal 4, you are approving the proposal for purposes of the requirements under Nasdaq Listing Rule 5635(c), which would result in the November Inside Investors being able to acquire shares of our common stock at a price of less than Market Value.

In addition, Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company. This rule does not define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of the outstanding shares of common stock or voting power of an issuer and such ownership or voting power of an issuer would represent the largest ownership position in the issuer. While we do not believe the exercise of the November Pre-Funded Warrants by any of the purchasers thereof would represent a change of control as interpreted by Nasdaq, to the extent that an such exercise would be deemed a change in control, approval of this Proposal 4 would also constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(b).

Description of the November Pre-Funded Warrants

Exercise Price and Duration. The November Pre-Funded Warrants will be immediately exercisable by the November Inside Investors upon stockholder approval of this Proposal 4 and may be exercised at any time until exercised in full. The exercise price of the November Pre-Funded Warrants is $0.0005 per share. The exercise price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our shares of common stock. The November Pre-Funded Warrants may also be exercised by means of a “cashless exercise” as provided for in the November Pre-Funded Warrant.

Fundamental Transactions

If a Fundamental Transaction (as defined in the November Pre-Funded Warrant) occurs, then, upon any subsequent exercise of the November Pre-Funded Warrant, the holder shall have the right to receive, for each warrant share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the holder (without regard to any beneficial ownership limitation), the number of shares of common stock of the successor or acquiring corporation or of our Company, if we are the surviving corporation, and any additional consideration (the “November Insider Alternative Consideration”) receivable as a result of such Fundamental Transaction. If holders of our common stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of the November Pre-Funded Warrant shall be given the same choice as to the November Insider Alternative Consideration it receives upon any exercise of the November Pre-Funded Warrant following such Fundamental Transaction.

Rights as a Stockholder. Except as set forth in the November Pre-Funded Warrant, the November Inside Investors do not have the rights or privileges of a holder of our common stock, including any voting rights, until the November Inside Investors exercise the November Pre-Funded Warrants.

Transferability. The November Pre-Funded Warrants may be offered for sale, sold, transferred or assigned without our consent.

Fractional Shares. No fractional shares of common stock will be issued upon the exercise of the November Pre-Funded Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, we shall, at our election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or round up to the next whole share.

Amendment and Waiver. The November Pre-Funded Warrant may be modified or amended or the provisions thereof waived with the written consent of our Company and the respective holder.

Shares Issuable Upon Exercise

Following stockholder approval of this Proposal 4, up to 539,908 shares of common stock will be issuable upon exercise of the November Pre-Funded Warrants. The shares of common stock issuable upon exercise of the November Pre-Funded Warrants will be restricted and may not be sold or otherwise transferred unless such sale or transfer is pursuant to an effective registration statement under the Securities Act covering the resale of such shares or pursuant to exemption from registration under the Securities Act. The sale into the public market of the shares of common stock underlying the November Pre-Funded Warrants could materially and adversely affect the market price of our common stock.

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 4, the limitation on the November Inside Investors exercising the November Pre-Funded Warrants will remain in effect and neither we, nor the November Inside Investors as holders of the November Pre-Funded Warrants will be entitled to exercise the November Pre-Funded Warrants for shares of our common stock. Your approval of this Proposal 4 will assist us in meeting our obligations under the November Purchase Agreements. The inability of the November Inside Investors to exercise the November Pre-Funded Warrants could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

If our stockholders do not approve this Proposal 4 at the Meeting, pursuant to the November Pre-Funded Warrants, we are required to hold an additional stockholder meeting within 90 days of the Stockholder Meeting Deadline (as defined in the November Pre-Funded Warrants). If, despite our reasonable best efforts stockholder approval of this Proposal 4 is not obtained at such subsequent stockholder meeting, we are required to hold stockholder meetings semi-annually thereafter until the stockholder approval is obtained. Failure to receive approval of this Proposal 4 at the Meeting will therefore increase our general and administrative expenses, funds that we believe would be better spent pursuing our business plan.

Vote Required and Board Recommendation

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal.

The Board unanimously recommends a vote “FOR” this Proposal 4.

PROPOSAL 5

APPROVAL OF THE ISSUANCE OF MARCH PRE-FUNDED WARRANTS ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF

General

On March 19, 2025, we entered into the March Purchase Agreements with certain directors and/or officers of our Company to sell the March Pre-Funded Warrants pursuant to which we received aggregate gross proceeds of approximately $3.7 million, before deducting offering expenses payable by us (the “March Private Placement”). Certain of the investors included co-founders, directors, and officers, Ryan Schulke and Matthew Conlin; and Chief Executive Officer, Donald Patrick (collectively, the “March Inside Investors”). The March Inside Investors were issued March Pre-Funded Warrants to purchase up to 1,711,130 shares of our common stock at a price of $2.174 per March Pre-Funded Warrant. Each March Pre-Funded Warrant will be exercisable for one share of our common stock at an exercise price of $0.0005 per share and will expire when exercised in full. The exercise of the March Pre-Funded Warrants by the March Inside Investors is subject to stockholder approval to the extent required by Nasdaq rules and this Proposal 5 will provide the necessary approval to permit such exercise.

We are obligated to use our reasonable best efforts to obtain stockholder approval of the exercise of the March Pre-Funded Warrants issued to the March Inside Investors in accordance with the rules of the Nasdaq Stock Market at this Meeting. As discussed in Proposal No. 4 above, on November 29, 2024, we entered into Support Agreements, as subsequently amended on March 19, 2025, pursuant to which the investors party thereto agreed to vote shares of our common stock beneficially owned by them in favor of the proposals to be voted upon at the Meeting and to vote against or decline to consent to any proposal or any other corporate action or agreement that would result in a breach by us of the Purchase Agreements or impede, delay or otherwise adversely affect the consummation of the transactions contemplated by the Purchase Agreements or any similar agreements entered into by us and the stockholders party thereto in connection with the consummation of the transactions contemplated by the Purchase Agreements.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(c), which requires stockholder approval in connection with certain equity compensation (as defined in Proposal 4 above). There is an exception to such requirement for plans that merely provide a convenient way to purchase shares on the open market or from a listed company at Market Value (as defined in Proposal 4 above). While the price per March Pre-Funded Warrant was $2.174, which was higher than the consolidated closing bid price of our common stock on March 18, 2025 of $2.09, the exercise of the March Pre-Funded Warrants may nonetheless be subject to stockholder approval under Nasdaq Listing Rule 5635(c) if the March Pre-Funded Warrants do not qualify for the exception described above. Furthermore, while we do not believe the exercise of the November Pre-Funded Warrants by any of the purchasers thereof would represent a change of control as interpreted by Nasdaq, to the extent the March Private Placement would be considered a transaction that would be covered under Nasdaq Listing Rule 5635(b) (see Proposal 4 for an explanation of Nasdaq Listing Rule 5635(b)), approval of this Proposal 5 would also constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(b).

Description of the March Pre-Funded Warrants

Exercise Price and Duration. The March Pre-Funded Warrants will be immediately exercisable by the March Inside Investors upon stockholder approval of this Proposal 5 and may be exercised at any time until exercised in full. The exercise price of the March Pre-Funded Warrants is $0.0005 per share. The exercise price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our shares of common stock. The March Pre-Funded Warrants may also be exercised by means of a “cashless exercise” as provided for in the March Pre-Funded Warrant.

Fundamental Transactions. If a Fundamental Transaction (as defined in the March Pre-Funded Warrant) occurs, then, upon any subsequent exercise of the March Pre-Funded Warrant, the holder shall have the right to receive, for each warrant share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the holder (without regard to any beneficial ownership limitation), the number of shares of common stock of the successor or acquiring corporation or of our Company, if we are the surviving corporation, and any additional consideration (“March Insider Alternative Consideration”) receivable as a result of such Fundamental Transaction. If holders of our common stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of the March Pre-Funded Warrant shall be given the same choice as to the March Insider Alternative Consideration it receives upon any exercise of the March Pre-Funded Warrant following such Fundamental Transaction.

Rights as a Stockholder. Except as set forth in the March Pre-Funded Warrant, the March Inside Investors do not have the rights or privileges of a holder of our common stock, including any voting rights, until the March Inside Investors exercise the March Pre-Funded Warrants.

Transferability. The March Pre-Funded Warrants may be offered for sale, sold, transferred or assigned without our consent.

Fractional Shares. No fractional shares of common stock will be issued upon the exercise of the March Pre-Funded Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, we shall, at our election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or round up to the next whole share.

Amendment and Waiver. The March Pre-Funded Warrant may be modified or amended or the provisions thereof waived with the written consent of our Company and the respective holder.

Shares Issuable Upon Exercise

Following stockholder approval of this Proposal 5, up to 1,711,130  shares of common stock will be issuable upon exercise of the March Pre-Funded Warrants. The shares of common stock issuable upon exercise of the March Pre-Funded Warrants will be restricted and may not be sold or otherwise transferred unless such sale or transfer is pursuant to an effective registration statement under the Securities Act covering the resale of such shares or pursuant to exemption from registration under the Securities Act. The sale into the public market of the shares of common stock underlying the March Pre-Funded Warrants could materially and adversely affect the market price of our common stock.

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 5, the limitation on the March Inside Investors exercising the March Pre-Funded Warrants will remain in effect and neither we, nor the March Inside Investors as holders of the March Pre-Funded Warrants will be entitled to exercise the March Pre-Funded Warrants for shares of our common stock. Your approval of this Proposal 5 will assist us in meeting our obligations under the March Purchase Agreements. The inability of the March Inside Investors to exercise the March Pre-Funded Warrants could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

If our stockholders do not approve this Proposal 5at the Meeting, pursuant to the March Pre-Funded Warrants, we are required to hold an additional stockholder meeting within 90 days of the Stockholder Meeting Deadline (as defined in the March Pre-Funded Warrants). If, despite our reasonable best efforts stockholder approval of this Proposal 5 is not obtained at such subsequent stockholder meeting, we are required to hold stockholder meetings semi-annually thereafter until the stockholder approval is obtained. Failure to receive approval of this Proposal 5 at the Meeting will therefore increase our general and administrative expenses, funds that we believe would be better spent pursuing our business plan.

Vote Required and Board Recommendation

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal.

The Board unanimously recommends a vote “FOR” this Proposal 5.

PROPOSAL 6

APPROVAL OF THE ISSUANCE AND CONVERSION OF THE CONVERTIBLE NOTES INTO SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP ON CONVERSION AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF SUCH NOTES ISSUED TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS, AND IN CERTAIN CASES AFFILIATES OF SUCH PERSONS, AND A PRINCIPAL STOCKHOLDER OF THE COMPANY

General

On August 19, 2024 (the “Effective Date”), we entered into the August Purchase Agreements with certain accredited and/or sophisticated investors to sell the Convertible Notes in aggregate principal amount of $2.1 million (the “August Private Placement”). The purchasers of the Convertible Notes included Ryan Schulke, Donald Patrick, Ryan Perfit, and Matthew Conlin, and in certain cases affiliates of such persons, and Frost Gamma Investments Trust, a principal stockholder of our Company.

Each holder of a Convertible Note is entitled to convert the Conversion Amount (as defined below) into shares of our common stock at a conversion price equal to the lesser of (i) $3.01 and (ii) the greater of (A) the consolidated closing bid price of our common stock as reported on Nasdaq on the applicable conversion date and (B) $1.00, in each case subject to adjustments for stock splits, recapitalizations and the like (the “Conversion Price”). However, the applicable Conversion Price will in no event be lower than the price established by clause (ii) above unless and until our stockholders have approved this Proposal 6, and the Convertible Notes are subject to additional limits on conversion including an aggregate limit on the number of shares that may be issued upon conversion to 19.99% of our outstanding shares of common stock and provisions to prevent a change of control as defined in the rules of the Nasdaq Stock Market until our stockholders have approved this Proposal 6. “Conversion Amount” means the sum of (i) all or any portion of the outstanding principal amount of the Convertible Notes, as designated by the holder upon exercise of its right of conversion plus (ii) all accrued and unpaid interest thereon.

We are obligated to use our reasonable best efforts to obtain stockholder approval of the issuance and conversion of the Convertible Notes.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement for the issuance of such securities; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of a binding agreement for the issuance of such securities (the “Minimum Price”).

Immediately prior to the Effective Date, we had 16,871,826 shares of our common stock outstanding. If we receive stockholder approval of this Proposal 6, the potential issuance of shares of our common stock upon conversion of the Convertible Notes, including interest due on the Convertible Notes that we may elect to pay in kind by adding such interest to the principal amount of the Convertible Notes, could result in us issuing greater than 20% of our shares of common stock outstanding prior to giving effect to the offering of the Convertible Notes at a price below the Minimum Price. As of March 31, 2025, we have elected to pay the interest due on the Convertible Notes in kind. As such, we are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) in excess of 3,374,365 shares, which is 20% of the shares of our common stock outstanding immediately prior to the Effective Date.

Additionally, Nasdaq Listing Rule 5635(c) requires stockholder approval in connection with certain equity compensation (as defined in Proposal 4 above). There is an exception to such requirement for plans that merely provide a convenient way to purchase shares on the open market or from a listed company at Market Value (as defined in Proposal 4 above). We believe that the ability of holders of the Convertible Notes who are officers and/or directors of our Company to convert the Conversion Amount at the Conversion Price established by clause (ii) of the definition of Conversion Price complies with this exception and does not require stockholder approval under Nasdaq Rule 5635(c). However, application of the full Conversion Price formula, including the maximum amount established by clause (i) of the definition of Conversion Price, would potentially disqualify such conversions from such exemption. As such, stockholder approval is required so that the Company’s officers and/or directors who purchased the Convertible Notes can use the full formula of the Conversion Price, which includes a maximum Conversion Price of $3.01, subject to adjustment as described above.

Description of the Convertible Notes

Maturity Date. The Convertible Notes mature on April 2, 2029.

Interest. The Convertible Notes accrue interest at 13% per annum payable quarterly in cash (subject to payment conditions in that certain Second Amendment Subordination Agreement dated as of August 19, 2024, by and among the Company, the Subordinated Creditor (as defined therein) and Crystal Financial LLC d/ba SLR Credit Solutions, as administrative agent (as such agreement may be amended, the “Subordination Agreements”)) or in kind.

Conversion. As disclosed above, each holder of a Convertible Note is entitled to convert the Conversion Amount into shares of our common stock at a conversion price equal to the lesser of (i) $3.01 and (ii) the greater of (A) the consolidated closing bid price of our common stock as reported on Nasdaq on the applicable conversion date and (B) $1.00, in each case subject to adjustments for stock splits, recapitalizations and the like. However, the applicable Conversion Price will in no event be lower than the price established by clause (ii) above unless and until our stockholders have approved this Proposal 6.

Conversion Limitation. As disclosed above, the Convertible Notes are subject to limits on conversion including an aggregate limit on the number of shares that may be issued upon conversion to 19.99% of our outstanding shares of common stock and provisions to prevent a change of control as defined in the rules of the Nasdaq Stock Market until our stockholders have approved this Proposal 6.

Prepayment. Subject to the payment conditions in the Subordination Agreement, we may prepay the Convertible Notes in whole or in part at any time upon ten days’ written notice; provided that, no prepayment will be permitted prior to the stockholder approval of this Proposal 6; and provided, further that any such prepayment shall only be made by us on a pro rata basis to all holders of the Convertible Notes, in each case based on the principal amount of all Convertible Notes being so prepaid on the date of such prepayment.

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 6, the limitation on converting the Convertible Notes will remain in effect and the holders of the Convertible Notes will not be entitled to convert the Convertible Notes into shares of our common stock to the extent that the conversion would result in the issuance of more 19.99% of our outstanding shares of common stock or otherwise result in a change of control as defined in the rules of the Nasdaq Stock Market, and the full Conversion Price Formula, including the maximum amount established by clause (i) of the definition of Conversion Price, will not come into effect. The limitations on conversion that would remain in effect if this Proposal 6 is not approved could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

Failure to receive approval of this Proposal 6 at the Meeting may increase our general and administrative expenses if we need to solicit shareholder approval of the this Proposal 6 at a subsequent meeting of shareholders or if we are required to pay the Convertible Notes in cash if they cannot be fully converted at the option of the holder thereof, funds that we believe would be better spent pursuing our business plan.

Vote Required and Board Recommendation

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal. While Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Shares Caps to Comply with Rule 5635,” require that any votes cast “FOR” this proposal attributable to any shares obtained upon conversion of the Convertible Notes be disregarded for purposes of determining whether this proposal is approved, no shares had been issued upon conversion of the Convertible Notes as of the record date.

The Board unanimously recommends a vote “FOR” this Proposal 6.

PROPOSAL 7

APPROVAL OF AN AMENDMENT TO THE FLUENT, INC. 2022 OMNIBUS EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER TO 3,666,666 SHARES FROM 1,666,666 SHARES

General

On April 15, 2022, our Board of Directors adopted the 2022 Plan initially reserving 10,000,000 shares of our common stock (on a pre-split basis), plus the number of shares of common stock then reserved, but unissued under our 2018 Stock Incentive Plan (the “2018 Plan”), for issuance thereunder. Pursuant to Section 5 of the 2022 Plan, following a 1-for-6 reverse split of the issued and outstanding shares of our common stock on April 11, 2024, the number of shares reserved for issuance under the 2022 Plan was equitably adjusted from 10,000,000 to 1,666,666. The 2022 Plan became effective on June 8, 2022 (the “Plan Effective Date”), the date on which the stockholders approved the 2022 Plan.

As of the record date, 1,666,667 shares of common stock were reserved for issuance under the 2022 Plan of which 443,032 shares of common stock remain available for issuance under the 2022 Plan. On April 2, 2025, our Compensation Committee recommended and on April 8, 2025 our Board approved an amendment to our 2022 Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,666,666 shares to 3,666,666 shares, an increase of 2,000,000 shares (as such, if this Plan Amendment is approved, we will have a total of 443,032 shares available for issuance under the 2022 Plan (excluding number of shares underlying currently outstanding equity awards granted under 2022 Plan)).

We are seeking stockholder approval to amend our 2022 Plan to increase the number of shares of common stock available for issuance to 3,666,666 shares so that the Company can continue to provide equity-based compensation as approved by our Compensation Committee. No further shares of common stock may be issued pursuant to either the 2018 Plan or our 2015 Stock Incentive Plan; however, awards issued under the 2018 Plan and 2015 Stock Incentive Plan will continue to be governed by the terms, conditions and procedures set forth in such plans and any applicable award agreement.

The proposed form of amendment to our 2022 Plan is attached as Appendix A to this Proxy Statement.

The following table sets forth, as of the record date, the approximate number of each class of participants eligible to participate in the 2022 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	189
Directors (1)	7
Independent Contractors	114

(1)	2 of the 7 directors are employees of the Company.

Reasons for the Amendment to our 2022 Plan

If our stockholders do not approve the amendment, we anticipate that there will not be sufficient shares available under our 2022 Plan for continued equity awards to our employees, non-employee directors and independent contractors over the next three years. This would result in the loss of an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent.

We recognize the dilutive impact of our equity compensation program on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment and talent market, as well as the current market conditions, in which we operate. In determining the appropriate number of shares to request and add to the pool of shares available for issuance pursuant to the Plan Amendment, our Board and Compensation Committee worked with management to evaluate a number of factors, and carefully considered (i) the potential dilutive impact on stockholders, (ii) our historical run rate and overhang, (iii) the current number of shares remaining available for issuance, (iv) the realities of equity awards being a key component of designing competitive compensation packages necessary for attracting and retaining key talent in a competitive marketplace, (v) our strategic growth plans, and (vi) the interests of our stockholders.

We anticipate the additional shares requested under the Plan Amendment, plus the remaining shares that are available for issuance under the 2022 Plan, to be sufficient for a period of three years.

Our 2022 Plan is designed to attract and retain non-employee directors and employees and reward them for making contributions to the success of the Company. These objectives are to be accomplished by making awards under 2022 Plan and thereby providing participants with a proprietary interest in the growth and performance of the Company and aligning a portion of their compensation with the interests of our stockholders. Stockholder approval of this proposal will enable us to continue to grant equity awards to our employees and non-employee directors at such levels determined by our Compensation Committee and Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders.

Dilution, Stock Available and Historical Stock Usage

Dilution. Subject to stockholder approval of the Plan Amendment, the number of shares of common stock that will be reserved for issuance pursuant to awards granted under the 2022 Plan shall be 3,666,666 shares, which represents approximately 14.8% of our outstanding shares of common stock on a fully diluted basis as of the record date. The Board believes that this number of shares of common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees and service providers to increase the value of our Company for all stockholders. The closing trading price of each share of our common stock as of the record date was $2.66.

As of the record date, we had: (i) 20,643,660  shares of common stock outstanding; (ii) 331,667 stock options outstanding (vested and unvested), with a weighted average exercise price of $16.35 per share; (iii) 2,251,038 pre-funded warrants to purchase common stock outstanding, with a weighted average exercise price of $2.21 per share; (iv) 572,377 shares of common stock issuable upon vesting of outstanding RSUs; (v) 226,667 shares of common stock issuable upon vested restricted stock units having a delivery deferred to a future time; and (vi) 741,224 shares of common stock issuable upon conversion of outstanding convertible notes. The additional shares of our common stock available under the 2022 Plan would represent an additional potential equity dilution of approximately 1.8%.

Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2022 Plan will be equal to the sum of (i) 3,666,666 shares of common stock; plus (ii) the number of shares of common stock reserved, but unissued under the 2018 Plan; provided that shares of common stock issued under the 2022 Plan with respect to an Exempt Award (as defined herein) will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an award that a participant purchases at fair market value or (iii) an award granted as an inducement award pursuant to Nasdaq Listing Rule 5635(c).

Subject to stockholder approval of the Plan Amendment, no more than 3,666,666 shares of common stock shall be issued pursuant to the exercise of incentive stock options.

New shares reserved for issuance under the 2022 Plan may be authorized but unissued shares of our common stock or shares of our common stock that will have been or may be reacquired by us in the open market, in private transactions or otherwise. If any award granted under the 2022 Plan or award outstanding under the 2018 Plan as of the Plan Effective Date (such award, a “Prior Plan Award”) expires, lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of common stock subject to such award or Prior Plan Award being repurchased by us at or below the original issuance price), in any case in a manner that results in any shares of common stock covered by such award or Prior Plan Award not being issued or being so reacquired by us, the unused shares of common stock covered by such award or Prior Plan Award shall again be available for the grant of awards under the 2022 Plan. Further, shares of common stock delivered (either by actual delivery or attestation) to us by a participant to satisfy the applicable exercise or purchase price of an award or Prior Plan Award and/or to satisfy the applicable exercise or purchase price of an award or Prior Plan Award and/or to satisfy any applicable tax withholding obligation (including shares retained by us from the award or Prior Plan Award being exercised or purchased and/or creating the tax obligations) shall be added to the number of shares of common stock available for the grant of awards under the 2022 Plan. However, in the case of incentive stock options, the foregoing provisions shall be subject to any limitations under the Internal Revenue Code of 1986, as amended (the “Code”). If an award is denominated in shares of our common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2022 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2022 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of our common stock will no longer be available for grant under the 2022 Plan.

As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the stock reserved under the 2022 Plan, as amended pursuant to the Plan Amendment, will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Share Usage.  In determining the requested number of shares of our common stock reserved for issuance under the 2022 Plan pursuant to the Plan Amendment, we evaluated the dilution and historic share usage, burn rate and the existing terms of outstanding awards under the 2022 Plan, the 2018 Plan and our 2015 Stock Incentive Plan. The annual share usage under our equity plans for the last three fiscal years was as follows:

		Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022	Average
A	Total Shares Granted During Fiscal Year (1)	837,695	581,185	477,451	632,110
B	Basic Weighted Average Common Stock Outstanding	16,529,943	13,770,356	13,568,766	14,623,022
C	Burn Rate (A/B)	5.1%	4.2%	3.5%	4.3%

(1)  Includes the number of options and full value awards (restricted shares of common stock) granted for such year.

Description of the Amendment to our 2022 Plan

The full text of the Plan Amendment is set forth in Appendix A to this Proxy Statement. The full text of our 2022 Plan (prior to the amendment described in this Proposal 7) is set forth in in Appendix A of our definitive proxy statement for our 2022 annual meeting of stockholders filed with the SEC on May 2, 2022 and is incorporated herein by reference.

The following is a summary of the material features of the 2022 Plan. This summary does not purport to be complete and is qualified in its entirety by the full text of the 2022 Plan.

Types of Awards. The 2022 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration. The 2022 Plan is administered by our Compensation Committee. If our Compensation Committee ceases to administer the 2022 Plan, a committee or subcommittee of our Board of Directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our Board of Directors or such committee or subcommittee, the “plan administrator”) shall do so. The plan administrator, subject, in the case of any committee, to any restrictions on the authority delegated to it by the Board, may interpret the 2022 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2022 Plan. The 2022 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the 2022 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2022 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2022 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the 2022 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the 2022 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to 10% stockholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant's termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights.

SARs may be granted either alone (a “Free-Standing Right”) or in conjunction with all or part of any option granted under the 2022 Plan (a “Related Right”). A Free-Standing Right will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing Right (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing Right may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of the Company’s common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant's termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the 2022 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the 2022 Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon Change in Capitalization or a Change in Control

Change in Capitalization. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2022 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2022 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2022 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2022 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2022 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control. Notwithstanding the foregoing, in the event that a participant’s employment or service is terminated without Cause (as defined in the 2022 Plan) within 24 months following a change in control, the time-vesting portion of any award granted to such participant shall accelerate and vest in full, and the performance-vesting portion of any such award vest at target level, in each case upon the date of termination of employment or service of such participant.

For purposes of the 2022 Plan, a “change in control” means, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board of Directors; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board of Directors immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of Directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board of Directors. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2022 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2022 Plan

The 2022 Plan provides our Board of Directors with authority to amend, alter or terminate the 2022 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law. The 2022 Plan will terminate on the tenth anniversary of the Plan Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If we are required to prepare a financial restatement due to material non-compliance with any financial reporting requirement, then the plan administrator may require any Section 16 officer to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 16 officer during the preceding three years that the plan administrator determines was in excess of the amount that such Section 16 officer would have received had such cash or equity incentive compensation been calculated based on the financial results reported in the restated financial statement. In addition to the foregoing, if the employment or provision of services of any participant is terminated by us for Cause (as such term is defined in the 2022 Plan) or otherwise as a result of any material misconduct by the participant, or if any participant breaches any restrictive covenant owed to us or any of our affiliates, we may require such participant to repay or forfeit to us the entire amount of any cash or equity incentive compensation received by that participant during the three years prior to his or her termination of employment or service or breach, as applicable. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 16 officer or participant, as applicable (which need not be the same amount or proportion for each Section 16 officer or participant). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion.

U.S. Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2022 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2022 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant (such disposition a “disqualifying disposition”), then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of a SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions on transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2022 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2022 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2022 Plan.

Vote Required and Board Recommendation

Approval of the Plan Amendment requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board unanimously recommends a vote “FOR” this Proposal 7.

PROPOSAL 8

APPROVAL OF THE ADJOURNMENT PROPOSAL

In this proposal, we are asking our stockholders to authorize us to adjourn the Meeting to another time and place, if necessary or advisable, to solicit additional proxies if there are not sufficient votes to approve any of the above proposals at the Meeting. If our stockholders approve this proposal, we could adjourn the Meeting without a vote on any of Proposals 1 through 8 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposal(s).

If the Meeting is adjourned, notice need not be given of the adjourned meeting if the time, place, if any, thereof (and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting) are announced at the Meeting or displayed, during the time scheduled for the Meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the Meeting by means of remote communication. However, if the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Meeting. In addition, if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original Meeting.

Vote Required and Board Recommendation

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

The Board unanimously recommends a vote “FOR” Proposal 8.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. The Company has engaged Grant Thornton LLP (“Grant Thornton”) as its independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.

The Audit Committee has discussed with Grant Thornton, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees  and the Securities and Exchange Commission.

3.

The Audit Committee has also received the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Grant Thornton with that firm.

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements for the year ended December 31, 2024 in the Company’s Annual Report on Form 10-K filed with the SEC.

The foregoing has been furnished by the Audit Committee:

Barbara Shattuck Kohn (Chair)

Donald Mathis

David Graff

This “Audit Committee Report” is not “Soliciting Material,” and is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The following table sets forth the names, ages as of the record date, and certain other information for each of our executive officers. Our executive officers are appointed by and serve at the discretion of our Board of Directors.

EXECUTIVE OFFICERS
Name, Age, Position		Background Information
Donald Patrick, 64	●	Chief Executive Officer of the Company since January 2022.
Chief Executive Officer	●	Interim Chief Executive Officer of the Company from July 2021 to January 2022.
	●	Chief Operating Officer of the Company from March 2018 to June 2021.
	●	Chief Executive Officer of Seneca One Finance, Inc., a specialty consumer finance company, from 2014 to 2017.
	●	President of Infogroup Marketing Services, a business unit of InfoGROUP, Inc., from 2011 to 2013.
	●	Chief Operating Officer of Merkle, a global digital marketing company, from 1997 to 2010.
	●	MBA from the University of Chicago.
	●	B.A. in Economics from St. Lawrence University.
Ryan Schulke, 42 Co-founder and Chief Strategy Officer	●	For information regarding Mr. Schulke, please see section entitled, “Proposal 1 – Nominees to the Board of Directors” of this proxy statement.
Matthew Conlin, 41 Co-founder and Chief Customer Officer	●	For information regarding Mr. Conlin, please see section entitled, “Proposal 1 – Nominees to the Board of Directors” of this proxy statement.
Ryan Perfit, 47 Chief	●	Chief Financial Officer of the Company since September 2024; Interim Chief Financial Officer of the Company from February 2023 to September 2024 and March 2018 to March 2019.
Financial Officer and	●	Chief Financial Officer of EON Group Holdings, Inc., a global leader in product digitization, from August 2019 to February 2023.
Financial and	●	Acting Chief Financial Officer of GoShare, Inc., a delivery and moving company, from August 2019 to February 2023.
Accounting Officer	●	Acting Chief Financial Officer of Only NY, Inc., an independent clothing brand, from December 2019 to February 2023.
	●	Senior Vice President, Finance of Fluent, LLC, a wholly owned subsidiary of the Company, from 2015 to March 2018 and Director of Finance from 2012 to 2015.
	●	B.S. in Finance & Accounting from Tulane University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation for each of the NEOs for the last two completed fiscal years.

Name and principal position	Year	Salary ($)	Bonus ($) (1)	Stock awards ($) (2)	Option awards ($) (3)	Non-Equity Incentive Plan compensation ($) (4)	All other compensation ($) (5)	Total ($)
Donald Patrick	2024	301,378	—	552,929	—	22,526	12,955	889,788
(Chief Executive Officer)	2023	320,214	—	582,033	—	—	12,809	915,056

Ryan Schulke (6)	2024	301,378	—	269,228	—	22,526	9,428	602,560
(Chief Strategy Officer)	2023	320,214	—	436,933	—	—	9,241	766,388

Matthew Conlin	2024	301,378	—	269,228	—	22,526	12,055	605,187
(Chief Customer Officer)	2023	320,214	—	436,933	—	—	12,704	769,851

Ryan Perfit	2024	376,723	—	68,750	208,800	—	3,767	658,040
(Chief Financial Officer)

(1)	No discretionary bonuses were paid during fiscal years 2023 and 2024.
(2)

The amounts in this column represent the aggregate grant date fair value of RSU awards granted in 2023 and 2024 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. In determining the grant date fair value for RSUs, the Company used the closing price of the Company’s common stock on the grant date. For a discussion of valuation assumptions used in calculation of these amounts, see Note 12 to our audited financial statements included in our 2024 Annual Report. For each NEO, other than Mr. Perfit (who was not granted such type of an award), the following table sets forth the grant date fair value of each performance-based RSU award (each a “PSU”) granted to them during the year ended December 31, 2024 and 2023. For each PSU, both the grant date fair value assuming the most probable outcome of performance conditions (which is set forth in the column of the Summary Compensation Table titled “Stock Awards” and is calculated using the grant date fair value), and the grant date fair value assuming the maximum award is achieved, which is calculated as the maximum number of shares which respect to which payment could be achieved, multiplied by grant date closing price or 20-day average, depending on terms, are presented.

		Grant Date Fair Value
		2024		2023
Name	Type of Award	Assuming Most Probable Outcome is Achieved	Assuming Maximum Value is Achieved	Assuming Most Probable Outcome is Achieved	Assuming Maximum Value is Achieved
Donald Patrick	PSU	313,224	375,869	232,812	279,375	(A)
Ryan Schulke	PSU	269,228	323,074	436,933	524,320	(B)
Matthew Conlin	PSU	269,228	323,074	436,933	524,320	(B)

(A) Calculated based upon grant date fair value.
(B) Calculated based upon 20-day trailing average as of grant date.
(3)	The amounts in this column represent the aggregate grant date fair value of stock option awards granted in 2024 computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 12 to our audited financial statements, included within our 2024 Annual Report on Form 10-K.
(4)	Represents performance-based bonuses earned in respect of our performance in fiscal years 2023 and 2024. The material terms of the non-equity incentive plan compensation paid in our last completed fiscal year are described below in the section entitled “Bonus Arrangements.”
(5)	The amounts in this column represent (i) the Company's 401(k) plan Company-matching contributions for each NEO and (ii) the payment of $900 to Mr. Patrick as part of the employee longevity program.
(6)	Mr. Schulke was not one of our NEOs with respect to 2024, but we included his compensation for 2024 in the Summary Compensation Table in order to present a more complete picture about his compensation.

Employment Agreements and Termination of Employment & Change in Control Arrangements

Below are descriptions of our employment agreements with our NEOs during 2024, as well as descriptions of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with each of our NEOs.

Donald Patrick, Chief Executive Officer

Effective July 1, 2021, Mr. Patrick was appointed Interim Chief Executive Officer, resigning his role as the Company’s Chief Operating Officer on June 30, 2021, a position he held since March 2018. Mr. Patrick formally became the Chief Executive Officer on January 12, 2022. Mr. Patrick joined the Company’s wholly owned subsidiary, Fluent, LLC, as its Chief Operating Officer in January 2018. Mr. Patrick's employment agreement provides for automatic one-year renewals unless either party elects not to renew by providing the other party with a 60-day non-renewal notice. If Mr. Patrick's employment is terminated without cause or he resigns with good reason, he will be paid severance equal to 12 months' base salary, plus any prior year unpaid bonus and a prorated portion of his current year bonus. Payment of the foregoing is conditioned on Mr. Patrick executing a Release (as defined in his employment agreement) and not being in violation of the agreement’s restrictive covenant provisions. Mr. Patrick’s employment agreement provided for an annual bonus of no less than 100% of his annual salary based on the achievement of Company and personal performance goals. Please see additional information below in the section entitled “Bonus Arrangements.”

Effective April 1, 2023, due to market conditions, Mr. Patrick's salary was reduced by 20% from $376,722 to $301,378, and his cash bonus target became 100% tied to Company performance, rather than 50% to Company performance and 50% to personal performance.

Ryan Perfit, Chief Financial Officer

On September 9, 2024, the Company appointed Ryan Perfit to serve as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer effective as of September 1, 2024.  Since February 1, 2023, Mr. Perfit has served as the Company’s Interim Chief Financial Officer. Prior to that, Mr. Perfit served as Director of Finance of Fluent, LLC from 2012 to 2015, and Senior Vice President of Finance at Fluent, LLC from 2015 until 2018. From March 2018 until March 2019, Mr. Perfit served as Interim Chief Financial Officer of the Company.

In connection with his appointment on September 9, 2024, Mr. Perfit entered into an employment agreement with the Company, effective as of September 1, 2024, which replaced that certain consulting agreement by and between the Company and CRIO, LLC, dated as of January 20, 2023, as amended, pursuant to which Mr. Perfit served as the Company’s Interim Chief Financial Officer. Mr. Perfit's employment agreement provides for automatic one-year renewals unless either party elects not to renew by providing the other party with a 60-day non-renewal notice. If Mr. Perfit's employment is terminated without cause or he resigns with good reason, he will be paid severance equal to the greater of his base salary for the remainder of the term or 12 months' base salary, plus any prior year unpaid bonus and a prorated portion of his current year bonus. He will also receive any benefits accrued through the date of termination. Payment of the foregoing is conditioned on Mr. Perfit executing a Release (as defined in his employment agreement) and not being in violation of the agreement’s restrictive covenant provisions. Mr. Perfit's employment agreement provides for an annual bonus of up to 100% of his annual salary based on the achievement of Company performance goals. Please see additional information below in the section entitled “Bonus Arrangements.”

Ryan Schulke, Chief Strategy Officer

On June 30, 2021, Mr. Schulke resigned as Chief Executive Officer of the Company and was appointed Chief Strategy Officer of the Company effective July 1, 2021. Mr. Schulke's employment agreement provides for automatic one-year renewals unless either party elects not to renew by providing the other party with a 120-day non-renewal notice. If Mr. Schulke’s employment is terminated because of his death or disability, he or his estate will be paid an amount equal to one-year of base salary. If Mr. Schulke’s employment is terminated without cause or he resigns with good reason, he will be paid the greater of the base salary for the balance of the term or one year of base salary, plus any prior year unpaid bonus and a prorated portion of his current year bonus. Payment of the foregoing is conditioned on Mr. Schulke executing a Release (as defined in his employment agreement) and not being in violation of the agreement’s restrictive covenant provisions. The agreement provided for an annual bonus of no less than 100% of annual salary based on achievement of Company and personal performance goals. Please see additional information below in the section entitled “Bonus Arrangements.”

Effective April 1, 2023, due to market conditions, Mr. Schulke's salary was reduced by 20% from $376,722 to $301,378, and his cash bonus target became 100% tied to Company performance, rather than 50% to Company performance and 50% to personal performance.

Matthew Conlin, Chief Customer Officer

On June 30, 2021, Matthew Conlin resigned as President of the Company and was appointed Chief Customer Officer of the Company effective July 1, 2021. The terms of Mr. Conlin’s employment mirror those of Mr. Schulke’s. Mr. Conlin also entered into an amended and restated employment agreement with the Company, effective September 11, 2018. Mr. Conlin's base salary and bonus provisions are identical to Mr. Schulke's, and he has the same arrangements with respect to severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control. Please see additional information below in the section entitled “Bonus Arrangements.”

Compensation Adjustment for Executive Management Team.

As was described above, on March 24, 2023, the Compensation Committee approved a 20% reduction in the 2023 annual salaries of Messrs., Patrick, Schulke and Conlin (the “Executive Leadership Team”) for 2023. The salary reduction could be earned back if the Company achieved at least $100 million in gross profit in 2023. In addition, the Executive Leadership Teams’ bonuses for 2023 would be based 100% on Company performance rather than 50% based on Company performance and 50% based on personal performance. Because such performance condition was not achieved, the salary reduction was not earned back.

Bonus Arrangements

Each of our executive officers were eligible to earn an annual cash incentive in 2024 based on the achievement of certain Company performance measures, tied to: (i) the achievement of certain revenue, Adjusted EBITDA, and strategic targets (the “EBITDA Goal Bonus”); and (ii) certain Media Margin initiative targets and achievement of personal performance goals.  For a calculation of and additional information regarding Adjusted EBITDA, please see pages 24-25 of our 2024 Annual Report. “Media Margin”, a non-GAAP measure, is that portion of gross profit (exclusive of depreciation and amortization) reflecting variable costs paid for media and related expenses and excluding non-media cost of revenue. For additional information on Media Margin, a non-GAAP measure, please see pages 24-25 of our 2024 Annual Report.

As a result of the Company performance for the quarter ended March 31, 2024, each of Messrs. Patrick, Conlin and Schulke were awarded a bonus of $22,526. No bonus was awarded for any other quarter in 2024.

401(k) Plan

The Company maintains a defined contribution employee retirement plan, or 401(k) plan, for its employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. The Company will match a participant's contribution up to 3% of their compensation, as well as 50% of a participant's contribution of the next 2% of their compensation, subject to statutory limits.

Pay versus Performance

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (%)(3)	Net Loss ($) (in thousands)
2024	889,788	51,425	631,614	617,896	(78.9)%	(29,277)
2023	915,056	596,107	768,120	319,369	(66.3)%	(63,218)
2022	1,440,467	930,708	946,703	890,939	(45.2)%	(123,332)

(1)	Donald Patrick was the Company's Principal Executive Officer (PEO) for each of the 2022, 2023 and 2024 fiscal years.
(2)

For purposes of this table, the Company treated Ryan Schulke and Matthew Conlin as Non-PEO NEOs of the Company for each of the 2022 and 2023. For the 2024 fiscal year, the Company treated Ryan Perfit and Matthew Conlin as NEO's.

(3)	Computed based on a hypothetical investment of $100 in common stock beginning December 31, 2021 and calculated each fiscal year, with dividends reinvested.
(4)	The following table summarizes the applicable deductions and additions for the PEO in the calculation of Compensation Actually Paid to the PEO.

Year	Total Compensation per Summary Compensation Table Less Stock Awards	Year End Fair Value of Stock Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Awards that Vested During Applicable Year	Compensation Actually Paid to PEO
2024	336,859	321,649	(423,384)	—	(183,699)	51,425
2023	333,023	513,110	(226,043)	—	(23,983)	596,107
2022	576,607	521,724	(136,248)	—	(31,375)	930,708

(5)	The following table summarizes the applicable deductions and additions for the NEO in the calculation of Compensation Actually Paid to the NEO.

Year	Total Compensation per Summary Compensation Table Less Stock Awards	Year End Fair Value of Stock Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Awards that Vested During Applicable Year	Compensation Actually Paid to NEO
2024	462,625	162,586	(7,315)	—	—	617,896
2023	331,187	—	(11,818)	—	—	319,369
2022	596,192	338,247	—	—	(43,500)	890,939

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by the NEOs as of December 31, 2024.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Donald Patrick	66,000	(1)	—	28.32	2/1/2029	156,358	(2)	394,022	(6)	9,573	24,124	(6) (8)
Ryan Schulke	—		—	—	—	4,236	(3)	11,530	(7)	10,069	27,408	(7) (9)
Matthew Conlin	—		—	—	—	4,236	(4)	11,530	(7)	10,069	27,408	(7) (9)
Ryan Perfit	—		120,000	2.75	9/9/2034	25,000	(5)	63,000	(6)	—	—

(1)	Represents options with respect to (i) 33,000 shares of common stock that vested on February 1, 2020, and (ii) 33,000 shares of common stock that vested fully on February 1, 2024.
(2)

Represents (i) 25,528 RSUs will vest on March 1, 2025, (ii) 51,056 RSUs that will vest in two annual installments on March 1, 2025 and March 1, 2026, (iii) 76,583 RSUs that will vest in three annual installments on April 1, 2025, April 1, 2026, and April 1, 2027, and (iv) 25,528 PSU awards issued as of October 3, 2022 which will cumulatively vest of March 1, 2025, in which 12.5% had been achieved.

(3)

Represents (i) 33,889 PSU awards issued as of October 3, 2022 that will cumulatively vest on March 1, 2025, in which 12.5% had been achieved. As of December 31, 2024, Mr. Schulke owned RSUs representing 113,333 shares that have vested but the underlying shares have not been delivered. The shares underlying the RSUs will be delivered on the sooner of a change of control and the termination of Mr. Schulke’s employment.

(4)

Represents (i) 33,889 PSU awards issued as of October 3, 2022 that will cumulatively vest on March 1, 2025, in which 12.5% had been achieved. As of December 31, 2024, Mr. Conlin owned RSUs representing 113,333 shares that have vested but the underlying shares have not been delivered. The shares underlying the RSUs will be delivered on the sooner of a change of control and the termination of Mr. Conlin's employment.

(5)	Represents (i) 25,000 RSUs that will vest in three installments on September 1, 2025, September 1, 2026, and September 1, 2027.
(6)	Determined by multiplying the closing price of the Company’s common stock as of December 31, 2024, $2.52, by the number of shares of common stock underlying the RSUs, restricted stock, and PSUs.
(7)

Determined by multiplying the 20 day trailing closing price of the Company’s common stock as of December 31, 2024, $2.72, by the number of shares of common stock underlying the RSUs, restricted stock and PSUs to be settled in cash.

(8)

Represents (i) 25,528 PSU awards issued as of March 24, 2023 which will cumulatively vest on March 1, 2026, assuming 12.5% expected achievement,  and (ii) 51,056 PSU awards issued as of April 5, 2024 which will cumulatively vest on April 30, 2027, assuming 12.5% expected achievement.

(9)

Represents (i) 30,556 PSU awards issued as of March 24, 2023 which will cumulatively vest on March 1, 2026, assuming 12.5% expected achievement,  and (ii) 50,000 PSU awards issued as of May 8, 2024 which will cumulatively vest on April 30, 2027, assuming 12.5% expected achievement.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Compensation Committee last granted a stock option in September 2024. The Company does not grant stock options or similar awards to Section 16 Insiders, most SVPs, and other Vice Presidents and above who directly report to the Chief Executive Officer in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Company’s stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, the Company does not grant stock options or similar awards during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of the Company’s stock on the date of grant.

The Company’s executive officers would not be permitted to choose the grant date for any stock option grants. During fiscal 2024, one of the Company’s named executive officers was awarded stock options. The Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Equity Compensation Plan Information

On April 19, 2018, the Board adopted the 2018 Plan, and the Company's stockholders approved the 2018 Plan on June 6, 2018. Although the Company still has some outstanding awards under the 2018 Plan, once the Company adopted the 2022 Plan, no future grants will be made under the 2018 Plan.

On April 15, 2022, the Board adopted and the Company's stockholder’s approved the 2022 Plan on June 8, 2022 at the Company’s Annual Meeting of Stockholders.  The 2022 Plan provides for the issuance of 1,666,667 shares of the Company’s common stock.  The 2022 Plan was adopted because the Company believes that grants of options, stock appreciation rights, restricted shares of common stock, restricted stock units and other stock-based awards to selected employees, directors and independent contractors of the Company or its affiliates whose contributions are essential to the growth and success of the Company because the grants (i) strengthen the commitment of such individuals to the Company and its affiliates, (ii) motivate those individuals to faithfully and diligently perform their responsibilities and (iii) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. The number of shares available for grant under the 2022 Plan was designed to enable the Company to properly incentivize eligible recipients over a number of years on a going-forward basis. The Company has in the past and may in the future grant awards to its employees or other eligible individuals to meet these goals, including RSUs and stock options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes compensation plans under which our equity securities are authorized for issuance as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,490,101	(2)	$18.33	(3)	665,767
Equity compensation plans not approved by security holders	—		—		—
Total	1,490,101		$18.33		665,767

(1)	The equity compensation plans approved by security holders include all of the Company's plans.
(2)	Includes 801,526 shares to be issued upon the vesting of RSUs.
(3)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the vesting of RSUs as RSUs have no exercise price.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2024, we believe that, except as set forth below, our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2024.

●	Matthew Conlin failed to report two transactions on time on a Form 4;
●	David Graff failed to report one transaction on time on a Form 4;
●	Barbara Shattuck Kohn failed to report one transaction on time on a Form 4;
●	Donald Mathis failed to report one transaction on time on a Form 4;
●	Donald Patrick failed to report five transactions on time on a Form 4;
●	Richard Pfenniger, Jr. failed to report one transaction on time on a Form 4; and
●	Ryan Schulke failed to report one transaction on time on a Form 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of the record date, by (i) all NEOs, (ii) all current directors and director nominees, (iii) all current executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding common stock. Unless noted otherwise, the corporate address of each person listed below is 300 Vesey Street, 9th Floor, New York, New York 10282.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of our common stock that may be acquired by an individual or group within 60 days of the record date, pursuant to the exercise of options or warrants, the vesting of restricted stock units or conversion of convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of common stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned (1)
Officers & Directors
Ryan Schulke	3,705,269	(2)	17.72%
Matthew Conlin	2,367,951	(3)	11.27%
Donald Patrick	339,754	(4)	1.64%
Ryan Perfit	25,679	(5)	*
Donald Mathis	65,392	(6)	*
Barbara Shattuck Kohn	50,086	(7)	*
David Graff	26,631	(8)	*
Richard Pfenniger, Jr.	26,631	(9)	*
James P. Geygan	3,065,788	(10)	14.85%
All current Directors and Executive Officers as a group (9 persons)	9,339,847		43.51%
5% Holders:
Dr. Phillip Frost	4,918,574	(11)	23.74%
JB Capital Partners, L.P.	1,567,937	(12)	7.60%
Global Value Investment Corp.	3,075,788	(13)	14.90%

*	Beneficially owns less than 1% of the Company’s outstanding common shares.
(1)	Percent of beneficial ownership is based on 20,643,660 shares of common stock outstanding on the record date.
(2)

Represents (i) 2,827,831 shares of common stock held by Mr. Schulke, (ii) 333,334 shares of common stock held by RSMC Partners, LLC, (iii) 103,027 shares of common stock held by The Schulke Inn Family Foundation Trust, (iv) 20,208 shares of common stock held by The Ryan Schulke 2020 GRAT, (v) 149,690 shares of common stock held by The Ryan Schulke 2022 GRAT and (vi) 271,179 shares of common stock issuable upon the conversion of a Convertible Note  in the principal amount of $750,000 (the “Schulke Convertible Note”) together with interest accrued thereon issued to Mr. Schulke based upon an assumed conversion price of $3.01 per share. Notwithstanding the foregoing, the Schulke Convertible Note is subject to limits on conversion until the stockholder approval of Proposal 6 is obtained, including an aggregate limit on the number of shares of common stock that may be issued upon conversion of all Convertible Notes, including the Schulke Convertible Note, to 19.99% of the Company’s outstanding shares of common stock and provisions to prevent a change of control as defined in the rules of the Nasdaq Stock Market.

Excludes (i) 259,156 shares of common stock issuable upon exercise of November Pre-Funded Warrants held by The Schulke Inn Family Foundation Trust, the exercise of which is dependent upon the approval of Proposal 4, (ii) 551,977shares of common stock issuable upon exercise of March Pre-Funded Warrants held by Mr. Schulke, the exercise of which is dependent upon the approval of Proposal 5, (iii) 229,990 shares of common stock issuable upon exercise of March Pre-Funded Warrants held by The Schulke Inn Family Foundation Trust, the exercise of which is dependent upon the approval of Proposal 5, (iv) 91,667 RSUs that were fully vested as of January 1, 2019 but are subject to deferred delivery, (v) 8,333 RSUs that were fully vested as of February 1, 2020 but are subject to deferred delivery, and (vi) 13,333 RSUs that were fully vested as of March 1, 2021 but are subject to deferred delivery.

Mr. Schulke is a member of RSMC Partners, LLC, Co-Trustee of The Schulke Inn Family Foundation Trust and Trustee of both The Ryan Schulke 2020 GRAT and The Ryan Schulke 2022 GRAT.

Mr. Schulke may be deemed to have shared voting control over the shares owned by Dr. Phillip Frost and Frost Gamma Investments Trust (“Frost Gamma”) by virtue of a Stockholders’ Agreement, pursuant to which Dr. Frost and Frost Gamma agreed to vote in favor of Mr. Schulke’s nominees for the Company’s Board of Directors. This table does not reflect Mr. Schulke’s ownership interest in these shares. If Mr. Schulke were deemed to have a beneficial ownership interest in these shares, Mr. Schulke would own 8,623,843 shares, or 41.09% of the Company’s outstanding common shares.

(3)

Represents (i) 1,487,831 shares of common stock held by Mr. Conlin, (ii) 333,334 shares of common stock held by RSMC Partners, LLC, (iii) 125,039 shares of common stock held by the Conlin Family Foundation Trust, (iv) 60,175 shares of common stock held by the 2017 Conlin Shakra Family Trust and (v) 361,572 shares of common stock issuable upon the conversion of a Convertible Note in the principal amount of $1,000,000 (the “Conlin Convertible Note”) together with interest accrued thereon issued to Mr. Conlin based upon an assumed conversion price of $3.01 per share. Notwithstanding the foregoing, the Conlin Convertible Note is subject to limits on conversion until the stockholder approval of Proposal 6 is obtained, including an aggregate limit on the number of shares of common stock that may be issued upon conversion of all Convertible Notes, including the Conlin Convertible Note, to 19.99% of the Company’s outstanding shares of common stock and provisions to prevent a change of control as defined in the rules of the Nasdaq Stock Market.

Excludes (i) 172,771 shares of common stock issuable upon exercise of November Pre-Funded Warrants held by Mr. Conlin, the exercise of which is dependent upon the approval of Proposal 4, (ii) 86,385 shares of common stock issuable upon exercise of November Pre-Funded Warrants held by the Conlin Family Foundation Trust, the exercise of which is dependent upon the approval of Proposal 4, (iii) 229,990 shares of common stock issuable upon exercise of March Pre-Funded Warrants held by the Conlin Family Foundation Trust, the exercise of which is dependent upon the approval of Proposal 5, (iv) 689,927 shares of common stock issuable upon exercise of March Pre-Funded Warrants held by Mr. Conlin, the exercise of which is dependent upon the approval of Proposal 5, (v) 91,667 RSUs that were fully vested as of January 1, 2019 but are subject to deferred delivery, (vi) 8,333 RSUs that were fully vested as of February 1, 2020, but are subject to deferred delivery, and (vii) 13,333 RSUs that were fully vested as of March 1, 2021 but are subject to deferred delivery.

Mr. Conlin is a member of RSMC Partners, LLC, a Trustee of the Conlin Family Foundation Trust and Trustee of the 2017 Conlin Shakra Family Trust.

(4)

Represents (i) 252,484 shares of common stock, (ii) 66,000 shares of common stock issuable upon exercise of options, (iii) 3,191 shares of common stock that are to be delivered in connection with a vested PSU and (iv) 18,079 shares of common stock issuable upon the conversion of a Convertible Note in the principal amount of $50,000 (the “Patrick Convertible Note”) together with interest accrued thereon issued based upon an assumed conversion price of $3.01 per share. Notwithstanding the foregoing, the Patrick Convertible Note is subject to limits on conversion until the stockholder approval of Proposal 6 is obtained, including an aggregate limit on the number of shares of common stock that may be issued upon conversion of all Convertible Notes, including the Patrick Convertible Note, to 19.99% of the Company’s outstanding shares of common stock and provisions to prevent a change of control as defined in the rules of the Nasdaq Stock Market.

Excludes (i) 21,596 shares of common stock issuable upon exercise of November Pre-Funded Warrants, the exercise of which is dependent upon the approval of Proposal 4, (ii) 9,199 shares of common stock issuable upon exercise of March Pre-Funded Warrants, the exercise of which is dependent upon the approval of Proposal 5 and (iii) 76,584 RSUs that remain subject to vesting.

(5)

Represents (i) 7,600 shares of common stock and (ii) 18,079 shares of common stock issuable upon the conversion of a Convertible Note in the principal amount of $50,000 (the “Perfit Convertible Note”) together with interest accrued thereon issued based upon an assumed conversion price of $3.01 per share. Notwithstanding the foregoing, the Perfit Convertible Note is subject to limits on conversion until the stockholder approval of Proposal 6 is obtained, including an aggregate limit on the number of shares of common stock that may be issued upon conversion of all Convertible Notes, including the Perfit Convertible Note, to 19.99% of the Company’s outstanding shares of common stock and provisions to prevent a change of control as defined in the rules of the Nasdaq Stock Market.

Excludes (i) 25,000 RSUs that remain subject to vesting and (ii) options to purchase up to 120,000 shares of common stock that remain subject to vesting.

(6)	Represents 65,392 shares of common stock. Excludes 20,696 RSUs that remain subject to vesting.
(7)	Represents 50,086 shares of common stock. Excludes 20,696 RSUs that remain subject to vesting.
(8)	Represents 26,631 shares of common stock. Excludes 24,029 RSUs that remain subject to vesting.
(9)	Represents 26,631 shares of common stock. Excludes 24,029 RSUs that remain subject to vesting.
(10)	Represents (i) 8,599 shares of common stock held by Mr. Geygan and (ii) 3,057,189 shares of common stock held by Global Value Investment Corp. (“GVIC”). Excludes 10,000 RSUs issued to Mr. Geygan that remain subject to vesting. Mr. Geygan is the interim Chief Executive Officer and director of GVIC.
(11)

Represents (i) 4,837,925 shares of common stock held by Frost Gamma, (ii) 8,334 shares held by Dr. Frost and (iii) 72,315 shares of common stock issuable upon the conversion of a Convertible Note in the principal amount of $200,000 (the “Frost Gamma Convertible Note”) together with interest accrued thereon issued to Frost Gamma based upon an assumed conversion price of $3.01 per share. Notwithstanding the foregoing, the Frost Gamma Convertible Note is subject to limits on conversion until the stockholder approval of Proposal 6 is obtained, including an aggregate limit on the number of shares of common stock that may be issued upon conversion of all Convertible Notes, including the Frost Gamma Convertible Note, to 19.99% of the Company’s outstanding shares of common stock and provisions to prevent a change of control as defined in the rules of the Nasdaq Stock Market.

Dr. Frost is the Trustee of Frost Gamma. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole stockholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole stockholder of Frost-Nevada Corporation. Frost Gamma’s address is 4400 Biscayne Blvd., Miami, FL 33137. The foregoing information is based solely on the Company’s review of amendment no. 24 to the Schedule 13D/A filed by Dr. Frost and Frost Gamma with the SEC on April 2, 2025. Dr. Frost and Frost Gamma may be deemed to share voting control of these shares with Mr. Schulke by virtue of the Stockholders' Agreement described in footnote (2) above.

(12)

Alan Weber is the General Partner of JB Capital Partners, L.P. and has shared voting and dispositive power over the securities held by JB Capital Partners, L.P. The address for Mr. Weber and JB Capital Partners, L.P. is 5 Evans Place, Armonk, NY 10504. The foregoing information is based on the Company’s review of amendment no. 7 to Schedule 13G/A filed by JB Capital Partners, L.P. and Alan W. Weber on February 10, 2025 and the issuance by the Company of 160,955 shares of common stock upon the March Pre-Funded Warrants issued to JB Capital Partners, L.P.

(13)

James P. Geygan is the Interim Chief Executive Officer and director of GVIC. Mr. Jeffery Geygan is a director of GVIC and is the controlling person of GVI. Stacy A. Wilke is the Chief Financial Officer of GVIC. Each of Kathleen M. Geygan and Shawn G. Rice are directors of GVIC. GVIC owns 9,385 shares of common stock in its corporate capacity. Mr. Jeffrey Geygan, Mr. James Geygan, Ms. Wilke, Ms. Geygan, and Mr. Rice (collectively, the “GVIC Reporting Persons”) each own shares of common stock in their individual capacities. These shares may be deemed to be indirectly beneficial owned by GVIC. Mr. Jeffrey Geygan owns 54,584 shares in his individual capacity. Mr. James Geygan owns 8,599 shares in his individual capacity. Ms. Wilke owns 3,869 shares in her individual capacity. Ms. Geygan owns 9,875 shares in her individual capacity. Mr. Rice owns 13,459 shares in his individual capacity. GVIC serves as investment adviser to managed accounts (collectively, the “Accounts”), and may be deemed to have beneficial ownership over the common stock held for the Accounts. As each of the GVIC Reporting Persons, directly or indirectly, share the power to vote, or direct the voting of, the common stock held for the Accounts, and the power to dispose, or to direct the disposition of, the common stock held for the Accounts, each may be deemed to have beneficial ownership over the common stock held for the Accounts. The foregoing information is based solely on the Company’s review of amendment no. 4 to Schedule 13D/A filed by GVIC and the GVIC Reporting Persons on January 22, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee reviews and approves transactions in which the Company was or is to be a participant, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company's total assets at year-end for the last two completed fiscal years, and in which any of its directors, executive officers, or, to their knowledge, beneficial owners of more than 5% of the Company's capital stock or their immediate family members had or will have a direct or indirect material interest other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any related party transactions. The Company is not a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

HOUSEHOLDING

As permitted by rules adopted by the SEC, we are delivering a single Notice or, if applicable, one set of proxy materials, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless otherwise instructed by one or more of the stockholders. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered stockholders and beneficial owners of shares held in street name.

Registered Stockholders

If you are a registered stockholder and have consented to householding, then we will deliver or mail one Notice or, if applicable, one set of our proxy materials for all registered stockholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to Daniel J. Barsky, General Counsel and Corporate Secretary, by telephone at (646) 669-7272 or by mail at 300 Vesey Street, 9th Floor, New York, New York 10282. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice, or if applicable, proxy materials to a stockholder at a shared address to which a single copy of such documents was delivered.

If you are a registered stockholder who has not consented to householding, then we will continue to deliver or mail copies of the Notice, or, if applicable, our proxy materials to each registered stockholder residing at the same address. You may elect to participate in householding and receive only one Notice, or if applicable, one set of proxy materials for all registered stockholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

OTHER MATTERS

As of the date of the filing of this proxy statement, we are not aware of any matters to be raised at the Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Meeting for consideration, the proxies or their substitutes will vote the shares they represent in their discretion.

Appendix A

AMENDMENT NO. 1

TO

FLUENT, INC.
2022 OMNIBUS EQUITY INCENTIVE PLAN

Fluent, Inc., a Delaware corporation (the “Company”) hereby amends its 2022 Omnibus Equity Incentive Plan (the “Plan”) as set forth below, which amendments shall be effective as the date set forth below, but if and only if the Company’s stockholders approve such amendment in accordance with applicable law:

Section 4(a) of the Plan shall be amended and restated in its entirety to read:

(a) Subject to Section 5 hereof, the maximum number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 3,666,666 shares, plus (ii) the number of shares of Common Stock reserved, but unissued under the 2018 Plan; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. Following the Effective Date, no further awards shall be issued under the Prior Plans, but all awards under the Prior Plans which are outstanding as of the Effective Date (including any Grandfathered Arrangement) shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable award agreement.

Section 4(c) of the Plan shall be amended and restated in its entirety to read:

(c) No more than 3,666,666 Shares shall be issued pursuant to the exercise of ISOs.

All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Plan. Except as specifically provided herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment No. 1. Upon the effectiveness of this Amendment No. 1, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment No. 1.

Each provision of this Amendment No. 1 shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment No. 1 that are valid, enforceable and legal.

This Amendment No. 1 shall be governed in accordance with the laws of Delaware.

*****

The Company has caused this Amendment No. 1 to be executed effective as of                   , 2025.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73057-P28705 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLUENT, INC.

The Board of Directors recommends you vote FOR the following:

1. To elect seven directors.

Nominees:	For	Against	Abstain
1a. Matthew Conlin	☐	☐	☐
1b. James P. Geygan	☐	☐	☐
1c. David A. Graff	☐	☐	☐
1d. Barbara Shattuck Kohn	☐	☐	☐
1e. Donald Mathis	☐	☐	☐
1f. Richard C. Pfenniger, Jr.	☐	☐	☐
1g. Ryan Schulke	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holder in his discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

V73058-P28705

FLUENT, INC.
Annual Meeting of Stockholders
June 18, 2025 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints each of Donald Patrick, Ryan Perfit and Daniel J. Barsky as proxies of the undersigned, with full power to appoint their substitutes, to represent the undersigned at the Annual Meeting (the "Meeting") of Stockholders of Fluent, Inc. (the "Company") to be held on June 18, 2025 at 11:00 a.m. Eastern Time virtually at www.virtualshareholdermeeting.com/FLNT2025, and at any adjournments thereof, and to vote all shares of common stock of the Company held of record by the undersigned at the close of business on April 24, 2025 in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Meeting and on matters incident to the conduct of the Meeting. Any proxy heretofore given by the undersigned with respect to such shares of common stock is hereby revoked.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

Continued and to be signed on reverse side